Annual Report May 31, 2001


Logo: Nuveen Investments

     Municipal Closed-End Exchange-Traded Funds


                       Dependable, tax-free income to help
                         you keep more of what you earn.



CONNECTICUT
NTC
NFC

GEORGIA
NPG

MASSACHUSETTS
NMT
NMB

MISSOURI
NOM



Invest well.
Look ahead.
LEAVE YOUR MARK.(SM)

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

Dear Shareholder


Photo: Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

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Sidebar text:
"Your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy."
--------------------------------------------------------------------------------

I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with attractive monthly tax-free income from a portfolio of quality municipal bonds. Detailed information on your Fund can be found in the Portfolio Managers' Comments and Performance Overview sections later in this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judi cious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio. With strong long-term performance achieved through consistent, disciplined professional management, your Nuveen Fund also illustrates the power of taking a long-term view toward financial growth and success.

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"Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."
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Invest Well. Look Ahead. Leave Your Mark.

Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come. For more than 100 years, Nuveen has specialized in offering quality investments, such as the Nuveen Funds, to those seeking to accumulate and preserve wealth to establish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.



Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 2001

Nuveen Closed-End Exchange-Traded Funds (NTC, NFC, NPG, NMT, NMB, NOM)

                          Portfolio Managers' Comments

Portfolio managers Paul Brennan, Tom Futrell, Tom O'Shaughnessy and Mike Davern examine national and state economic condi tions, key investment strategies, and the performance of the Nuveen Closed-End Exchange-Traded Funds. Paul, who has nine years experience as an investment professional, has managed NTC since 1999. Tom Futrell, an 15-year Nuveen veteran, assumed responsibility for NMT in 1998. An 18-year veteran of Nuveen, Tom O'Shaughnessy assumed portfolio management responsibilities for NPG in 1998. Mike, who has served as a portfolio manager since 1992, assumed responsibility for NOM in 1998 as well. In March 2001, Paul and Tom Futrell also added the new Nuveen Dividend Advantage Funds for Connecticut (NFC) and Massachusetts (NMB), respectively.


WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

The first part of this reporting period saw market participants worried about economic growth at too rapid a pace and worry this might lead to a rise in future inflation. However, by the end of 2000 the focus had shifted toward concerns about a slower rate of economic growth. This was one reason the Federal Reserve Board governors cited as they announced five interest rate cuts of 50 basis points each over the first five months of 2001. (The Fed also cut the fed funds rate by another 25 basis points in late June, after the close of the reporting period.) The consensus among many market observers is that the Fed remains ready to continue easing as long as signs of a significant economic slowdown remain.

In the municipal market, new issue supply has started to pick up in 2001. During the first five months of this calendar year, new municipal issuance nationwide totaled $102.6 billion, an increase of 41% over January-May 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, income, and an alternative to a volatile stock market. For the most part, improving supply and continued strong demand has helped keep municipal bond prices higher than they were at this time last year. As a result, municipal bond yields are correspondingly lower. Nevertheless, we believe the municipal market continues to represent good value. As of May 31, 2001, long-term municipal yields were 98% of 30-year Treasury yields, compared with 103% in May 2000.


WHAT WERE THE MARKET ENVIRONMENTS LIKE IN CONNECTICUT, GEORGIA, MASSACHUSETTS AND MISSOURI?

PAUL: The increase in new supply in Connecticut has been about on par with that of the broader municipal market. During the first five months of 2001, state issuance totaled $1.2 billion, up 39% over the same period in 2000. Connecticut's economy continued to transition from a reliance on defense manufacturing to higher-skilled industries such as financial services, information technology, and biotechnology, which is rapidly becoming one of the state's primary economic drivers. The Connecticut economy also continued to benefit from the increased presence of gaming, with Foxwoods Casino serving as the state's largest employer. As of May 2001, the unemployment rate in Connecticut was 2.4%, down from 2.5% a year ago and well below the current national average of 4.5%. Over the near term, this tight labor market could have a limiting effect on growth in the state. In February 2001, Connecticut's general obligation debt was upgraded to Aa2 from Aa3 by Moody's, which cited the state's well-established trend of financial performance and generally favorable economic conditions.


TOM O'SHAUGHNESSY: Mirroring events at the national level, job growth in Georgia began to show signs of slowing, with a significant drop-off in the services sector, declining construction activity, and manufacturing layoffs throughout the state. Despite the diversification of Georgia's economy into new industries
- including technology and tourism - in recent years, a significant portion of the state economy remains reliant on resource-related products such as paper and wood.

The overall slowdown in the Georgia economy was reflected in the state's lower level of per sonal income tax collections. In contrast to the general increase in national municipal supply, during the first five months of 2001 new issue supply in Georgia was $841 million, down 56% from the same period in 2000. This was partially due to the fact that 2000's issuance figures included more than $1 billion in transportation bonds for Hartsfield International Airport.

TOM FUTRELL: The Massachusetts economy continued to perform well over the past year, helped by its diversification away from manufacturing and a greater emphasis on sectors such as financial services and technology. Although the state's unemployment rate of 3.2% in May 2001 was higher than the 2.4% seen a year ago, it remained significantly lower than the 4.5% national average. Some of the slowdown in employment growth was due to the loss of jobs in the state's high-tech sector, which mirrored events at the national level. However, job growth in financial services, which is less cyclical than many other industries, is expected to fare better. In terms of issuance, new supply in Massachusetts for the first five months of 2001 totaled $3.5 billion, up 24% over 2000, but still trailing the 41% increase seen nationwide.

MIKE: New municipal issuance was up in Missouri during the January-May period, as approximately $2.3 billion of new bonds were issued in the state, an increase of 53% over the same period in 2000. Missouri's economic base is diversified, which helps the state remain relatively stable during economic cycles. However, with a manufacturing sector that concentrates on old-economy industries such as textiles, agricultural equipment, and machine tools, the state's economy slowed significantly last year as manufacturing contracted, and other sectors - including trade, transportation, and services - weakened. The auto industry, which had supported Missouri's expansion over the past few years, suffered from stalled sales, inventory buildup, and temporary plant shutdowns. Despite these facts, unem ployment was 3.6% as of May 2001, below the national average, although it increased from last May's 3.2%.

HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended May 31, 2001, the four older Nuveen Closed-End
Exchange-Traded Funds covered in this report - NTC, NMT, NPG and NOM - produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and the Funds' Lipper Peer Group2 are also presented.


                                       LEHMAN
                       TOTAL RETURN      TOTAL     LIPPER
          MARKET YIELD       ON NAV    RETURN1   AVERAGE2
--------------------------------------------------------------
                              1 YEAR    1 YEAR      1 YEAR
                  TAXABLE-     ENDED     ENDED       ENDED
       5/31/01  EQUIVALENT3  5/31/01   5/31/01     5/31/01
--------------------------------------------------------------
NTC      5.07%       7.68%    16.57%     12.14%     16.10%
--------------------------------------------------------------
NPG      5.00%       7.69%    16.98%     12.14%     16.10%
--------------------------------------------------------------
NMT      5.32%       8.18%    14.72%     12.14%     16.10%
--------------------------------------------------------------
NOM      5.31%       8.17%    15.48%     12.14%     16.10%
--------------------------------------------------------------
NFC      5.48%       8.30%     N/A
--------------------------------------------------------------
NMB      5.92%       9.11%     N/A
--------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.



In mid-2000, the combination of tight municipal supply, an end to the Fed's tightening cycle, and generally favorable technicals prompted a shift in the outlook for municipal bonds and rallied the municipal market. This boosted many bond prices that had declined during the Fed's prior round of rate hikes. The Funds' participation in this recovery is reflected in the total returns on NAV listed in the previous table.

During the 12 months ended May 31, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 6.20% to 5.62%. In this environment of falling yields (and rising bond values), funds with longer durations4 would generally be expected to perform well. As of May 31, 2001, the four older funds' portfolio durations ranged from 9.31 to 11.07, compared with 7.68 for the unleveraged Lehman Brothers Municipal Bond Index.


1 The Funds' performances are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are com pared with the average annual ized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvest ment of dividends.

3 The taxable-equivalent yield rep resents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's mar ket yield on the indicated date and a federal income tax rate of 31% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Connecticut 34%, Massachusetts 35%, Georgia 35% and Missouri 35%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is gen erally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, refer ences to duration in this com mentary are intended to indicate Fund duration.

HOW WERE THE FUNDS' DIVIDENDS AND SHARE PRICES AFFECTED BY THIS ENVIRONMENT?

All of these Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. In a falling rate environment, this can produce benefits for common shareholders. During the past year, steady or falling short-term rates and good levels of call protection helped to maintain the dividends of NTC, NMT, and NOM. In addition, the lower short-term rates enabled us to increase the dividend of NOM in March 2001. As of May 31, 2001, NTC and NOM had offered shareholders 76 and 12 consecutive months, respectively, of steady or increasing dividends, while NMT had provided 12 consecutive months of steady income.

For NPG, however, the relatively higher short-term inter est rate environment of the last half of 2000 ultimately led to a dividend cut. In 1999 and 2000, the Federal Reserve's series of short-term rate hikes increased the cost of pay outs to MuniPreferred shareholders. This was sufficient to cause a decrease in the common share dividend of NPG in December 2000.

The two new Connecticut and Massachusetts Dividend Advantage Funds, NFC and NMB, were launched in January 2001 and began paying monthly dividends in April. All are now providing very attractive levels of monthly tax-free income to their shareholders.

In coming months, the lower rates offered by municipal securities with shorter maturities could potentially further benefit the dividends of these Funds by reducing the amount the Funds pay their MuniPreferred shareholders. In turn, this could leave more Fund earnings to support common share dividends. However, this trend could be offset by the effect of bond calls on the higher-yielding bonds held by these portfolios. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

As the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income alternatives as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of the four older Nuveen Funds improved substantially (see the charts on the individual Performance Overview pages). The share prices of the two newer Funds also performed well since their inception in late January of this year. As investors recognized the opportunity offered by these Funds, robust demand helped maintain the premium prices (share price above NAV) on all six Funds.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN FUNDS DURING THE YEAR ENDED MAY 31, 2001?

As evidenced by their strong twelve-month total returns on NAV, the three older Nuveen Funds were well structured going into this period. Despite the tight supply of new municipal issuance during 2000, the Funds continued to meet their goal of keeping assets fully invested and working for shareholders. However, lower supply also meant relatively fewer opportunities to make trades that would substantially enhance the Funds' holdings. As issuance did become available in the market, we focused on strengthening long-term dividend-payment capabilities, enhancing call protection, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

NTC's portfolio turnover was very low, especially over the past six months, due to the Fund's excellent structure as well as the limited supply of the longer-maturity Connecticut bonds that Nuveen typically buys. We did find some opportunities to diversify the Fund with the purchase of bonds from an infrequent issuer, Bradley International Airport, where a major expansion is planned to accommodate passenger growth. In the education sector, we also purchased bonds issued by Greenwich Academy and added to our holdings of Trinity College and The Loomis Chaffee School bonds. In keeping with our strategy of replacing territorial bonds with in-state issues, we sold some of the Fund's

Puerto Rico general obligation bonds, as well as some bonds approaching likely calls. This helped us upgrade NTC's call protection.

In NPG, our management strategies over the past 12 months were heavily focused on income, and the majority of our purchases for the Fund were concen trated in sectors that offered higher yields. While it is unusual to find bonds rated BBB in a high-quality market such as Georgia, we were able to take advantage of increased issuance in this quality sector during the past year to diversify the Fund and raise its BBB allocation from zero to 7%. Our purchase of these bonds ranged across several sectors, from transportation to hospitals to multifamily housing and industrial development bonds. To finance these purchases, we sold bonds at attractive prices into high demand by individual investors and reduced our exposure to Puerto Rico issues. The market of the past twelve months represented a good time to sell bonds with short calls as well as pre-refunded bonds. All of this also helped us upgrade NPG's call protection.

In Massachusetts, the multifamily housing sector offered several interesting opportunities to purchase bonds with the potential to enhance NMT's income stream. One such credit, which was issued by the Massachusetts Development Finance Agency with an AAA rating, carried GNMA collateral and provided a 6.5% yield. Another GNMA-collateralized issue added in the past year was the Haskell House, an assisted liv ing facility in Boston. Additions such as these increased the Fund's multifamily housing allocation to 17% from 12% in May 2000. We also found value in the health care sector, where change has created opportunities in selected hospital issues. One of our purchases in this sector involved bonds issued by the Massachusetts Health and Educational Facilities Authority for Partners Healthcare, an AA- credit with very attractive yields. This is an area where the expertise of Nuveen research analysts has been instrumental in helping us find and understand the credits offering the best upside potential for our Funds.

In NOM, we adapted our management strategies as market conditions changed over the past twelve months. While interest rates were relatively high, we took advantage of opportunities to add higher-yielding paper with the potential to enhance the Fund's income stream. To finance these purchases, we sold some bonds at a loss, enabling us to realize capital losses that can be used to offset any realized gains in future years. As interest rates declined, we became somewhat more defensive, watching for securities that would help us lock in the gains achieved during the market rally, man age the Fund's duration, and enhance call protection. NOM also benefited from selective investments in the healthcare sector, especially among hospitals, as credit spreads tightened during the period. One of the recent additions to our portfolio were Texas County Memorial Hospital bonds, an issue that featured high yields and subsequently rose in price, boosting the Fund's total return.

All four of these older Nuveen Funds continued to offer excellent credit quality, with between 77% and 92% of their portfolios invested in bonds rated AAA/U.S. guaranteed and AA as of May 31, 2001. These Funds also had allocations of BBB and non-rated bonds that ranged from 7% to 18%, which generally provided higher yields during 2000.

In January 2001, we introduced Nuveen Dividend Advantage Municipal Funds for Connecticut (NFC) and Massachusetts (NMB). As of May 31, 2001, both of these Funds were fully invested and paying monthly dividends for shareholders. In structuring NFC's portfolio, our purchases focused on high-grade Connecticut general obligation bonds offering good call protection. While Connecticut supply rose significantly in the first few months of 2001, many of the bonds available in the marketplace offered shorter maturities than we prefer to buy. As a result, we purchased a number of Puerto Rico bonds that we plan to replace with Connecticut issues as we find better opportunities in the market.

In NMB, we concentrated on finding issues that would add to the new Fund's diversification and enhance its yield, focusing primarily on education and tax-backed credits. We also made several purchases of lower-rated investment-grade bonds in the healthcare sector, including BBB bonds issued by the University of Massachusetts Medical Center in Worchester, which offered a 6.63% yield.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?

Overall, our outlook for the fixed-income markets during the next twelve months continues to be positive. Demand for tax-exempt municipal bonds is anticipated to remain strong, as investors look for ways to rebalance their portfolios and reduce potential risk. If interest rates continue to fall and the pace of refundings accelerates, new municipal issuance nationwide in 2001 could exceed $200 billion. Following the relatively small amounts of new municipal supply in both 1999 and 2000, any year-over-year increase in 2001 should still result in supply-and-demand dynamics that support municipal market prices.

Looking specifically at these Nuveen Funds, all four of the older Funds provide good call protection during the remainder of 2001, with between 2% and 9% of the Funds' portfolios subject to calls over the next seven months. In 2002, NOM continues to offer excellent protection, with no scheduled calls. As the Funds approach the 10-year anniversary of their inceptions in 2003, NTC and NMT are already seeing a typical increase in call exposure. During 2002, these two Funds could see 7% to 10% of their portfolios affected by bond calls, depending on market interest rates during this time. In general, these positions are very manage able, and we foresee no problems in working through them.

In NPG specifically, we are beginning to transition from our strategic focus on income to a balanced approach that considers both total return potential and yield, and the Fund should continue to benefit from this.

As newly established funds, NFC and NMB have no scheduled bond calls in 2001 and 2002. While we cannot control the direction of interest rates, we continue to work to reduce the older Funds' call expo sure and to actively manage all of the Funds to mitigate the longer-term effects of the bond call process.

In general, we believe that these Nuveen Funds are well positioned for the market environment of the next twelve months. As value-oriented investors, we plan to remain focused on ways we can add value for our shareholders, provide support for the Funds' dividends, and enhance structure. We believe these Nuveen Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, and quality investments.

NTC

Nuveen Connecticut Premium Income Municipal Fund


Performance Overview As of May 31, 2001


Pie chart:
Credit Quality
---------------------------
AAA/U.S. Guaranteed     72%
---------------------------
AA                      20%
---------------------------
A                        1%
---------------------------
BBB                      5%
---------------------------
NR                       2%
---------------------------


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.10
--------------------------------------------------
Net Asset Value                             $14.20
--------------------------------------------------
Market Yield                                 5.07%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.35%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.68%
--------------------------------------------------
Fund Net Assets ($000)                    $112,942
--------------------------------------------------
Average Effective Maturity (Years)           17.72
--------------------------------------------------
Leverage-Adjusted Duration                    9.38
==================================================



ANNUALIZED TOTAL RETURN (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        25.91%        16.57%
--------------------------------------------------
5-Year                         9.05%         7.80%
--------------------------------------------------
Since Inception                6.38%         5.89%
==================================================



TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              18%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
U.S.Guaranteed                                 10%
--------------------------------------------------
Tax Obligation/Limited                          7%
==================================================



Bar chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE(2)
--------------------------------------------------
0.068   0.068   0.068   0.068   0.068   0.068
Jun     Jul     Aug     Sep     Oct     Nov
--------------------------------------------------
0.068   0.068   0.068   0.068   0.068   0.068
Dec     Jan     Feb     Mar     Apr     May
--------------------------------------------------


Line chart:
Share Price Performance

        Weekly Closing Price
6/2/00  14
        14.19
        14.13
        14.25
        14.31
        14.69
        14.81
        15
        15.06
        15
        14.94
        14.94
        15
        15
        15
        15.06
        14.88
        14.81
        14.5
        14.19
        14.31
        14.31
        14.56
        14.31
        14.31
        14.38
        14.31
        14.56
        14.75
        14.88
        15.5
        15.69
        15.81
        15.81
        16.06
        16.07
        16
        16.1
        16.11
        16.43
        15.93
        15.71
        15.5
        15.63
        15.75
        15.78
        15.81
        15.85
        15.79
        16.05
5/31/01 16.03


Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0071 per share.

NFC

Nuveen Connecticut Dividend Advantage Municipal Fund


Performance Overview As of May 31, 2001


Pie chart:
CREDIT QUALITY
---------------------------
AAA/U.S. Guaranteed     53%
---------------------------
AA                      25%
---------------------------
A                       13%
---------------------------
BBB                      8%
---------------------------
NR                       1%
---------------------------


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.34
--------------------------------------------------
Net Asset Value                             $13.88
--------------------------------------------------
Market Yield                                 5.48%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.94%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.30%
--------------------------------------------------
Fund Net Assets ($000)                     $54,755
--------------------------------------------------
Average Effective Maturity (Years)           21.75
--------------------------------------------------
Leverage-Adjusted Duration                   16.25
==================================================



TOTAL RETURN (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                3.71%        -1.67%
==================================================



TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         26%
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Education and Civic Organizations              14%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Housing/Single Family                           8%
==================================================


Bar chart:
2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
-----------------------------------------
0.07    0.07    0.07
May     Apr     Mar
-----------------------------------------


Line chart:
SHARE PRICE PERFORMANCE

        Weekly Closing Price
1/26/01 15
        15.11
        15.14
        15.16
        15.1
        15.09
        15.04
        15.04
        15.1
        15
        14.95
        15.05
        14.3
        14.3
        14.9
        15.15
        15.16
5/31/01 15.26

Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

NPG

Nuveen Georgia Premium Income Municipal Fund

Performance Overview As of May 31, 2001


Pie Chart:
CREDIT QUALITY
---------------------------
AAA/U.S. Guaranteed     62%
---------------------------
AA                      15%
---------------------------
A                       16%
---------------------------
BBB                      7%
---------------------------



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.35
--------------------------------------------------
Net Asset Value                             $14.15
--------------------------------------------------
Market Yield                                 5.00%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.25%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.69%
--------------------------------------------------
Fund Net Assets ($000)                     $80,968
--------------------------------------------------
Average Effective Maturity (Years)           20.51
--------------------------------------------------
Leverage-Adjusted Duration                   10.55
==================================================


ANNUALIZED TOTAL RETURN (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        30.41%        16.98%
--------------------------------------------------
5-Year                        10.53%         7.64%
--------------------------------------------------
Since Inception                5.95%         5.89%
==================================================


TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Housing/Multifamily                            14%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Education and Civic Organizations               9%
==================================================


Bar chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE(2)
--------------------------------------------------
0.067   0.067   0.067   0.067   0.067   0.067
Jun     Jul     Aug     Sep     Oct     Nov
--------------------------------------------------
0.064   0.064   0.064   0.064   0.064   0.064
Dec     Jan     Feb     Mar     Apr     May
--------------------------------------------------

Line chart:

SHARE PRICE PERFORMANCE

         Weekly Closing Price
6/2/00   12.75
         13
         13.13
         13.19
         13.31
         13.44
         13.5
         13.75
         13.75
         14.13
         14
         14.13
         14.13
         14.13
         14.25
         14.19
         14
         13.94
         13.94
         13.44
         13.5
         13.56
         13.63
         13.69
         13.75
         14
         14.06
         13.88
         14
         14.13
         14.75
         15
         15.06
         15.13
         15.25
         15.3
         15.21
         15.23
         15.35
         15.48
         15.33
         15.4
         15.32
         15.45
         15.48
         15.46
         15.5
         15.5
         15.45
         15.26
5/31/01  15.24


Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0104 per share.

NMT

Nuveen Massachusetts Premium Income Municipal Fund
Performance Overview As of May 31, 2001

Pie chart:
CREDIT QUALITY
---------------------------
AAA/U.S. Guaranteed     62%
---------------------------
AA                      20%
---------------------------
A                       11%
---------------------------
BBB                      2%
---------------------------
NR                       5%
---------------------------


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.33
--------------------------------------------------
Net Asset Value                             $14.26
--------------------------------------------------
Market Yield                                 5.32%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.71%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.18%
--------------------------------------------------
Fund Net Assets ($000)                    $100,579
--------------------------------------------------
Average Effective Maturity (Years)           17.57
--------------------------------------------------
Leverage-Adjusted Duration                    9.31
==================================================


ANNUALIZED TOTAL RETURN (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        15.71%        14.72%
--------------------------------------------------
5-Year                         8.02%         7.09%
--------------------------------------------------
Since Inception                5.93%         6.05%
==================================================


TOP FIVE SECTORS  (as a % of total investments)
--------------------------------------------------
U.S.Guaranteed                                 21%
--------------------------------------------------
Housing/Multifamily                            17%
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Tax Obligation/General                         13%
==================================================


Bar chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
--------------------------------------------------
0.068   0.068   0.068   0.068   0.068   0.068
Jun     Jul     Aug     Sep     Oct     Nov
--------------------------------------------------
0.068   0.068   0.068   0.068   0.068   0.068
Dec     Jan     Feb     Mar     Apr     May
--------------------------------------------------


Line chart:
Share Price Performance

        Weekly Closing Price
1/26/01 15
        15
        15
        15.05
        15
        15.03
        14.64
        14.75
        14.75
        15
        14.85
        14.99
        14.8
        14.99
        14.99
        14.85
        14.89
5/31/01 14.77


Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

NMB


Nuveen Massachusetts Dividend Advantage Municipal Fund

Performance Overview As of May 31, 2001


Pie chart:
CREDIT QUALITY
---------------------------
AAA/U.S. Guaranteed     57%
---------------------------
AA                      29%
---------------------------
A                        5%
---------------------------
BBB                      9%
---------------------------



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.80
--------------------------------------------------
Net Asset Value                             $13.88
--------------------------------------------------
Market Yield                                 5.92%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.58%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.11%
--------------------------------------------------
Fund Net Assets ($000)                     $41,951
--------------------------------------------------
Average Effective Maturity (Years)           26.94
--------------------------------------------------
Leverage-Adjusted Duration                   16.80
==================================================


TOTAL RETURN (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                0.13%        -1.61%
==================================================


TOP FIVE SECTORS  (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              22%
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------
Water and Sewer                                 9%
==================================================



Bar chart:
2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
--------------------------------------------------
0.073    0.073    0.073
Mar      Apr      May
--------------------------------------------------



Line chart:

SHARE PRICE PERFORMANCE

         Weekly Closing Price

1/26/01  15
         15
         15
         15.05
         15
         15.03
         14.64
         14.75
         14.75
         15
         14.85
         14.99
         14.8
         14.99
         14.99
         14.85
         14.89
5/31/01  14.77

Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

NOM

Nuveen Missouri Premium Income Municipal Fund

Performance Overview As of May 31, 2001

Pie chart: NOM
CREDIT QUALITY
---------------------------
AAA/U.S. Guaranteed     63%
---------------------------
AA                      16%
---------------------------
A                        3%
---------------------------
BBB                      6%
---------------------------
NR                      12%
---------------------------



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.25
--------------------------------------------------
Net Asset Value                             $13.97
--------------------------------------------------
Market Yield                                 5.31%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.70%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.17%
--------------------------------------------------
Fund Net Assets ($000)                     $46,508
--------------------------------------------------
Average Effective Maturity (Years)           18.46
--------------------------------------------------
Leverage-Adjusted Duration                   11.07
==================================================


ANNUALIZED TOTAL RETURN (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.41%        15.48%
--------------------------------------------------
5-Year                         8.39%         6.94%
--------------------------------------------------
Since Inception                4.83%         5.37%
==================================================


TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Education and Civic Organizations              15%
--------------------------------------------------
U.S. Guaranteed                                10%
==================================================



Bar chart: NOM
2000-2001 Monthly Tax-Free Dividends Per Share
--------------------------------------------------
0.0615   0.0615   0.0615   0.0615   0.0615  0.0615
Jun      Jul      Aug      Sep      Oct     Nov
--------------------------------------------------
0.0615   0.0615   0.0615   0.063    0.063   0.063
Dec      Jan      Feb      Mar      Apr     May
--------------------------------------------------



Line chart:

SHARE PRICE PERFORMANCE

         Weekly Closing Price
6/2/00   13.19
         13.31
         13.19
         13.25
         13.25
         13.5
         13.56
         13.63
         13.63
         13.63
         13.63
         13.63
         13.5
         13.25
         13.38
         13.31
         13.31
         13.25
         13.31
         13.25
         13.19
         13.13
         13.13
         13.06
         13
         13.06
         13.06
         13
         13.19
         13.44
         14
         14.31
         14.44
         14.44
         14.33
         14.37
         14.22
         14.24
         14.25
         14.25
         14.28
         14.28
         14.19
         14.16
         13.9
         14.05
         14.17
         14.19
         14.11
         14.24
5/31/01  14.14

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Report of Independent Auditors


THE BOARD OF TRUSTEES AND SHAREHOLDERS

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND

NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND



We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund as of May 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2001, by correspondence with the custodian and brokers, or alternative procedures for confirmations not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund at May 31, 2001, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.



                                                           /s/ Ernst & Young LLP


Chicago, Illinois
July 13, 2001


             Nuveen Connecticut Premium Income Municipal Fund (NTC)

                      Portfolio of Investments May 31, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.4%
$       1,500   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 5.750%, 7/01/20                                                 7/10 at 100       Aa3    $   1,557,405
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.4%
                Connecticut Higher Education Supplemental Loan Authority,
                Revenue Bonds (Family Education Loan Program), 1996 Series A:
        1,335    5.800%, 11/15/14 (Alternative Minimum Tax)                                  11/06 at 102       AAA        1,388,120
          855    5.875%, 11/15/17 (Alternative Minimum Tax)                                  11/06 at 102       AAA          881,214
          890   Connecticut Higher Education Supplemental Loan Authority,                    11/09 at 102       AAA          930,762
                 Revenue Bonds (Family Education Loan Program),
                 1999 Series A, 6.000%, 11/15/18
        1,540   State of Connecticut, Health and Educational Facilities Authority,            7/03 at 102       BBB-       1,493,230
                 Revenue Bonds, Quinnipiac College Issue, Series D,
                 6.000%, 7/01/23
        2,000   State of Connecticut, Health and Educational Facilities Authority,            7/06 at 102       AAA        2,084,440
                 Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26
        1,500   State of Connecticut, Health and Educational Facilities Authority,            7/06 at 102       AAA        1,538,355
                 Revenue Bonds, The Loomis Chaffee School Issue, Series C,
                 5.500%, 7/01/16
        2,250   State of Connecticut Health and Educational Facilities Authority,             7/08 at 102       AAA        2,204,235
                 Revenue Bonds, Fairfield University Issue, Series H,
                 5.000%, 7/01/23
        2,920   State of Connecticut Health and Educational Facilities Authority,             7/07 at 102       AAA        2,983,831
                 Revenue Bonds, Connecticut College Issue, Series C-1,
                 5.500%, 7/01/20
        1,250   State of Connecticut Health and Educational Facilities Authority,             7/09 at 101       AAA        1,254,313
                 Revenue Bonds, Fairfield University Issue, Series I,
                 5.250%, 7/01/25
          750   State of Connecticut Health and Educational Facilities Authority,             7/09 at 101       Aaa          767,933
                 Revenue Bonds, The Horace Bushnell Memorial Hall Issue,
                 Series A, 5.625%, 7/01/29
          500   State of Connecticut Health and Educational Facilities Authority,             7/11 at 101       AAA          485,965
                 Revenue Bonds, Trinity College Issue, Series 2001G,
                 5.000%, 7/01/31
          650   State of Connecticut Health and Educational Facilities Authority,             7/11 at 101        A2          661,031
                 Revenue Bonds, The Loomis Chaffee School Issue, Series D,
                 5.500%, 7/01/23
          450   State of Connecticut Health and Educational Facilities Authority,             3/11 at 101       AAA          437,031
                 Revenue Bonds, Greenwich Academy Issue, Series 2001B,
                 5.000%, 3/01/32 (DD, settling 6/01/01)
        3,810   The University of Connecticut, Student Fee Revenue Bonds, 1998               11/08 at 101       AAA        3,526,879
                 Series A, 4.750%, 11/15/27
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.3%
        1,000   State of Connecticut Health and Educational Facilities Authority,             7/04 at 102       AAA        1,065,880
                 Revenue Bonds, Newington Children's Hospital Issue, Series A,
                 6.050%, 7/01/10
          500   State of Connecticut Health and Educational Facilities Authority,            No Opt. Call       AAA          531,445
                 Revenue Bonds, Hospital of St. Raphael Issue, Series H,
                 5.200%, 7/01/08
        1,625   State of Connecticut Health and Educational Facilities Authority,             7/02 at 102       AAA        1,674,660
                 Revenue Bonds, St. Francis Hospital and Medical Center Issue,
                 Series B, 6.200%, 7/01/22
        2,000   State of Connecticut Health and Educational Facilities Authority,             7/09 at 101       Aaa        1,917,980
                 Revenue Bonds, Stamford Hospital Issue, Series G,
                 5.000%, 7/01/24
        1,000   State of Connecticut Health and Educational Facilities Authority,             7/07 at 102       AAA        1,030,550
                 Revenue Bonds, The William W.Backus Hospital Issue,
                 Series D, 5.750%, 7/01/27
        3,000   State of Connecticut Health and Educational Facilities Authority,             7/07 at 101       Aaa        2,934,420
                 Revenue Bonds, Middlesex Health Services Issue, Series H,
                 5.125%, 7/01/27
        2,000   State of Connecticut Health and Educational Facilities Authority,             7/10 at 101        AA        2,077,280
                 Revenue Bonds, Eastern Connecticut Health Network Issue,
                 Series A, 6.000%, 7/01/25


       Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                      Portfolio of Investments May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)
$       2,000   Connecticut Development Authority, Solid Waste Disposal Facilities            7/05 at 102       AAA    $   2,239,780
                 Revenue Bonds (Pfizer Inc. Project), 1994 Series, 7.000%,
                 7/01/25 (Alternative Minimum Tax)
        1,500   Puerto Rico Industrial, Tourist, Educational, Medical and                 8/05 at 101 1/2       AAA        1,581,825
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Refunding Bonds, 1995 Series A (FHA-Insured Mortgage
                 Pila Hospital Project), 6.125%, 8/01/25
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.4%
        1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance              12/09 at 100        AA        1,029,280
                 Program Bonds, 1999 Series D2, 6.200%, 11/15/41
                 (Alternative Minimum Tax)
        3,000   Housing Authority of the City of Waterbury (Connecticut),                     1/02 at 100       AAA        3,001,080
                 Mortgage Refunding Revenue Bonds, Series 1998C (FHA-Insured
                 Mortgage Loan - Waterbury NSA-II Section 8 Assisted Project),
                 5.450%, 7/01/23
        1,090   Waterbury Nonprofit Housing Corporation (Connecticut), Taxable                7/02 at 101       AAA        1,117,773
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage Loan -
                 Fairmont Height Section 8 Assisted Project), Series 1993A,
                 6.500%, 7/01/07
        1,930   Housing Authority of the City of Willimantic, Multifamily Housing            10/05 at 105       AAA        2,134,464
                 Revenue Bonds, Series 1995A (GNMA Collateralized Mortgage Loan -
                 Village Heights Apartments Project), 8.000%, 10/20/30
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.6%
        3,175   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/03 at 102        AA        3,308,382
                 Program Bonds, Series B, 6.200%, 5/15/12
        2,175   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/06 at 102        AA        2,232,377
                 Program Bonds, 1996 Subseries E-2, 6.150%, 11/15/27
                 (Alternative Minimum Tax)
          250   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/10 at 100        AA          260,880
                 Program Bonds, 2000 Series A1, 6.000%, 11/15/28
          500   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/10 at 100        AA          496,390
                 Program Bonds, 2001 Series A-1, 5.250%, 11/15/28
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 6.9%
        1,300   State of Connecticut Health and Educational Facilities Authority,             8/08 at 102       AAA        1,266,330
                 Revenue Bonds, Hebrew Home and Hospital Issue, Series B
                 (FHA-Insured Mortgage), 5.200%, 8/01/38
        2,000   State of Connecticut Health and Educational Facilities Authority,            11/03 at 102       AAA        2,094,620
                 Revenue Bonds, Nursing Home Program Issue, Series 1993,
                 Mansfield Center for Nursing and Rehabilitation
                 Project, 5.875%, 11/01/12
          615   Connecticut Development Authority, First Mortgage Gross Revenue               9/09 at 102        AA          627,257
                 Health Care Project Refunding Bonds (Connecticut Baptist
                 Homes, Inc. Project), 1999 Series, 5.500%, 9/01/15
                Connecticut Development Authority, Revenue Refunding Bonds
                (Duncaster Inc. Project), Series 1999A:
        1,000    5.250%, 8/01/19                                                              2/10 at 102        AA          987,820
        1,000    5.375%, 8/01/24                                                              2/10 at 102        AA          981,730
                Connecticut Development Authority, Health Facility Refunding
                Revenue Bonds (Alzheimers Resource Center of Connecticut,
                Inc. Project), Series 1994A:
          900    6.875%, 8/15/04                                                             No Opt. Call       N/R          880,110
        1,000    7.000%, 8/15/09                                                              8/04 at 102       N/R        1,005,290
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.9%
        1,500   City of Bridgeport, Connecticut, General Obligation Bonds, 2000               7/10 at 101       AAA        1,614,270
                 Series A, 6.000%, 7/15/19
                Town of Cheshire, Connecticut, General Obligation Bonds,
                Issue of 1999:
          660    5.625%, 10/15/16                                                            10/09 at 101       Aa3          696,663
          660    5.625%, 10/15/17                                                            10/09 at 101       Aa3          693,878
        1,000   State of Connecticut, General Obligation Bonds (1999 Series B),              11/09 at 101        AA        1,043,720
                 5.500%, 11/01/18
        1,960   State of Connecticut, General Obligation Bonds (1993 Series E),              No Opt. Call        AA        2,204,490
                 6.000%, 3/15/12
        1,650   Connecticut Development Authority, General Fund Obligation Bonds,            10/04 at 102        AA        1,784,789
                 1994 Series A, 6.375%, 10/15/14
                City of Hartford, Connecticut, General Obligation Bonds:
        1,000    5.125%, 6/15/15                                                              6/10 at 102       AAA        1,031,470
        1,000    5.500%, 6/15/20                                                              6/10 at 102       AAA        1,043,290
          400   Northern Mariana Islands Commonwealth, General Obligation Bonds,              6/10 at 100         A          408,216
                 Series 2000A, 6.000%, 6/01/20


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)
$       2,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,                7/08 at 101       AAA    $   1,926,580
                 4.875%, 7/01/23
                Regional School District No. 16, Towns of Beacon Falls and Prospect,
                Connecticut, General Obligation Bonds, Issue of 2000:
          350    5.500%, 3/15/18                                                              3/10 at 101       Aaa          368,232
          350    5.625%, 3/15/19                                                              3/10 at 101       Aaa          371,053
          350    5.700%, 3/15/20                                                              3/10 at 101       Aaa          372,967
          965   City of Waterbury, Connecticut, General Obligation Tax Revenue                2/09 at 101        AA        1,002,201
                 Intercept Bonds, 2000 Issue, 6.000%, 2/01/19
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 7.3%
        1,900   Capitol Region Education Council Bonds (Connecticut),                        10/05 at 102       BBB        2,026,540
                 6.700%, 10/15/10
        2,000   State of Connecticut Health and Educational Facilities Authority,             7/09 at 102       AAA        2,054,100
                 Revenue Bonds, Child Care Facilities Program, Series C,
                 5.625%, 7/01/29
        1,000   State of Connecticut, Special Tax Obligation Bonds, Transportation           12/09 at 101       AAA        1,048,740
                 Infrastructure Purposes, 1999 Series A, 5.625%, 12/01/19
        1,800   State of Connecticut, Special Tax Obligation Bonds, Transportation           No Opt. Call        AA-       2,088,900
                 Infrastructure Purposes, 1991 Series B, 6.500%, 10/01/10
        1,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin               10/10 at 101       BBB-       1,073,450
                 Islands Gross Receipts Taxes Loan Notes), Series 1999A,
                 6.500%, 10/01/24
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.9%
        3,000   State of Connecticut, Airport Revenue Refunding Bonds, Bradley               10/04 at 100       AAA        3,349,710
                 International Airport, Series 1992, 7.650%, 10/01/12
          750   State of Connecticut, General Airport Revenue Bonds, Series                   4/11 at 101       AAA          725,468
                 2001A, Bradley International Airport, 5.125%, 10/01/26
                 (Alternative Minimum Tax)
        1,000   City of Hartford, Connecticut, Parking System Revenue Bonds,                  7/10 at 100       BBB        1,028,200
                 2000 Series A, 6.400%, 7/01/20
        1,500   City of New Haven, Connecticut, Air Rights Parking Facility                  12/01 at 102       AAA        1,552,095
                 Revenue Bonds, Series 1991, 6.500%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.4%
           40   State of Connecticut, General Obligation Bonds, 1993 Series E,               No Opt. Call        AA***        44,953
                 6.000%, 3/15/12
        2,600   State of Connecticut Health and Educational Facilities Authority,             7/03 at 102      Baa3***     2,779,946
                 Revenue Bonds, Sacred Heart University Issue, Series B,
                 5.700%, 7/01/16 (Pre-refunded to 7/01/03)
        2,020   State of Connecticut Health and Educational Facilities Authority,             7/02 at 102       AAA        2,128,211
                 Revenue Bonds, Trinity College Issue, Series C, 6.000%,
                 7/01/22 (Pre-refunded to 7/01/02)
        2,910   State of Connecticut Health and Educational Facilities Authority,             7/03 at 102       BBB-***    3,128,250
                 Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%,
                 7/01/23 (Pre-refunded to 7/01/03)
        2,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102       AA-***     2,270,840
                 Revenue Bonds, Nursing Home Program Issue, Series 1994
                 (AHF/Hartford, Inc. Project), 7.125%, 11/01/24
                 (Pre-refunded to 11/01/04)
        1,250   State of Connecticut Health and Educational Facilities Authority,             7/04 at 101       AAA        1,391,300
                 Revenue Bonds, Choate Rosemary Hall Issue, Series A, 7.000%,
                 7/01/25 (Pre-refunded to 7/01/04)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.7%
        3,250   Connecticut Municipal Electric Energy Cooperative, Power Supply               1/04 at 102       AAA        3,206,970
                 System Revenue Bonds, 1993 Series A, 5.000%, 1/01/18
        2,800   Connecticut Resources Recovery Authority, Resource Recovery                  11/01 at 102       AAA        2,914,744
                 Revenue Bonds (American Ref-Fuel Company of Southeastern
                 Connecticut Project), 1989 Series A, 7.700%, 11/15/11
          395   Eastern Connecticut Resource Recovery Authority, Solid Waste                  1/03 at 102       BBB          371,060
                 Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)


       Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                      Portfolio of Investments May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.3%
$       1,400   Connecticut Development Authority, Water Facilities Refunding                 6/03 at 102       AAA    $   1,409,170
                 Revenue Bonds (Bridgeport Hydraulic Company Project), 1993B
                 Series, 5.500%, 6/01/28
        2,500   Connecticut Development Authority, Water Facilities Revenue Bonds             9/06 at 102       AAA        2,608,850
                 Project), 1996 Series, 6.000%, 9/01/36 (Alternative Minimum Tax)
                 (Bridgeport Hydraulic Company
        1,000   State of Connecticut, Clean Water Fund Revenue Bonds, Series 2001,           10/11 at 100       AAA        1,037,030
                 5.500%, 10/01/20 (WI, settling 6/12/01)
        2,000   South Central Connecticut Regional Water Authority, Water System              8/03 at 102       AAA        2,082,800
                 Revenue Bonds, Eleventh Series, 5.750%, 8/01/12
------------------------------------------------------------------------------------------------------------------------------------
$     109,720   Total Investments (cost $109,136,846) - 100.5%                                                           113,555,493
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.5)%                                                                     (613,660)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 112,941,833
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                 See accompanying notes to financial statements.


           Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
                      Portfolio of Investments May 31, 2001




   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.2%
$         725   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,             7/10 at 100       Aa3    $     752,746
                 Series 2000, 5.750%, 7/01/20
                Guam Economic Development Authority, Asset-Backed Bonds,
                Series 2001A:
          250    5.000%, 5/15/22 (WI, settling 6/21/01)                                       5/11 at 100        A2          247,593
          500    5.400%, 5/15/31 (WI, settling 6/21/01)                                       5/11 at 100        A2          500,560
                Tobacco Settlement Revenue Management Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001B:
          700    6.000%, 5/15/22                                                              5/11 at 101        A1          701,365
          625    6.375%, 5/15/28                                                              5/11 at 101        A1          627,419
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.0%
           50   State of Connecticut Health and Educational Facilities Authority,             7/08 at 101        AA           45,945
                 Revenue Bonds, Sacred Heart University Issue, Series E,
                 5.000%, 7/01/28
          100   State of Connecticut Health and Educational Facilities Authority,             7/08 at 102       AAA           97,966
                 Revenue Bonds, Fairfield University Issue, Series H,
                 5.000%, 7/01/23
        2,750   State of Connecticut Health and Educational Facilities Authority,             7/11 at 101       AAA        2,672,808
                 Revenue Bonds, Trinity College Issue, Series 2001G,
                 5.000%, 7/01/31
        1,000   State of Connecticut Health and Educational Facilities Authority,              7/11 at 101       A2        1,016,970
                 Revenue Bonds, The Loomis Chaffee School Issue, Series D,
                 5.500%, 7/01/23
          625   State of Connecticut Health and Educational Facilities Authority,             3/11 at 101       AAA          606,988
                 Revenue Bonds, Greenwich Academy Issue, Series 2001B, 5.000%,
                 3/01/32 (DD, settling 6/01/01)
                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Series 1999 (Ana G. Mendez University
                System Project):
          125    5.375%, 2/01/19                                                              2/09 at 101       BBB          118,570
          270    5.375%, 2/01/29                                                              2/09 at 101       BBB          248,524
                The University of Connecticut, General Obligation Bonds,
                2001 Series A:
          500    4.750%, 4/01/19                                                              4/11 at 101        AA          483,780
        1,000    5.250%, 4/01/20                                                              4/11 at 101        AA        1,018,550
        1,000    4.750%, 4/01/20                                                              4/11 at 101        AA          961,520
        1,000    4.750%, 4/01/21                                                              4/11 at 101        AA          957,910
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 0.2%
          125   State of Connecticut Health and Educational Facilities Authority,             7/09 at 101       Aaa          119,874
                 Revenue Bonds, Stamford Hospital Issue, Series G, 5.000%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.5%
        2,000   Housing Authority of the City of Stamford (Connecticut), Multifamily         No Opt. Call        A3        1,913,560
                 Housing Revenue Refunding Bonds (The Fairfield Apartments Project),
                 Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08)
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.8%
        2,000   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/05 at 102        AA        2,083,400
                 Program Bonds, 1995 Series F, Subseries F-1, 6.000%, 5/15/17
        1,665   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/10 at 100        AA        1,652,979
                 Program Bonds, 2001 Series A-1, 5.250%, 11/15/28
        1,065   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/10 at 100        AA        1,062,125
                 Program Bonds, 2001 Series A-2, 5.450%, 5/15/32
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.8%
          500   Connecticut Development Authority, Health Facility Refunding                  8/04 at 102       N/R          462,180
                 Revenue Bonds (Alzheimers Resource Center of Connecticut,
                 Inc. Project), Series 1994A, 7.250%, 8/15/21



     Nuveen Connecticut Dividend Advantage Municipal Fund (NFC) (continued)
                      Portfolio of Investments May 31, 2001



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 29.3%
                State of Connecticut, General Obligation Bonds, 2000 Series C:
$       2,000    5.375%, 12/15/13                                                            12/10 at 100        AA    $   2,119,340
        1,760    5.000%, 12/15/16                                                            12/10 at 100        AA        1,775,242
                Town of East Lyme, Connecticut, General Obligation Bonds:
          150    5.000%, 7/15/18                                                              7/11 at 102       Aaa          150,303
          500    5.125%, 7/15/20                                                              7/11 at 102       Aaa          503,565
          700   Town of Farmington, Connecticut, General Obligation Bonds,                    3/11 at 101       Aa1          685,279
                 Series 2001, 4.875%, 3/15/20
                Town of Hamden, Connecticut, General Obligation Bonds:
          640    5.250%, 8/15/18 (WI, settling 6/05/01)                                       8/11 at 102       AAA          655,910
          635    5.000%, 8/15/19 (WI, settling 6/05/01)                                       8/11 at 102       AAA          633,451
          300    5.000%, 8/15/20 (WI, settling 6/05/01)                                       8/11 at 102       AAA          298,329
        1,340   City of Hartford, Connecticut, General Obligation Bonds,                      1/08 at 102       AAA        1,322,553
                 Series 1998, 4.700%, 1/15/15
        1,875   City of New Haven, Connecticut, General Obligation Bonds,                     2/08 at 101       AAA        1,828,181
                 Series 1999, 4.700%, 2/01/15
        1,000   City of New Haven, Connecticut, General Obligation Bonds,                    11/10 at 101       AAA          995,650
                 Series 2001A, 5.000%, 11/01/20
          250   Northern Mariana Islands Commonwealth, General Obligation Bonds,              6/10 at 100         A          255,135
                 Series 2000A, 6.000%, 6/01/20
                Town of Norwich, Connecticut, General Obligation Bonds,
                Series 2001A:
          585    5.000%, 4/01/15                                                              4/09 at 100       Aaa          596,396
          245    5.000%, 4/01/16                                                              4/09 at 100       Aaa          247,933
          575    5.000%, 4/01/17                                                              4/09 at 100       Aaa          577,777
          475    5.000%, 4/01/18                                                              4/09 at 100       Aaa          474,701
          575    5.000%, 4/01/19                                                              4/09 at 100       Aaa          571,941
          275    5.000%, 4/01/20                                                              4/09 at 100       Aaa          272,498
          405   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,                7/08 at 101       AAA          390,132
                 4.875%, 7/01/23
          270   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,              7/08 at 101       AAA          266,169
                 Series 1998B (General Obligation Bonds), 5.000%, 7/01/24
          270   Commonwealth of Puerto Rico, Public Improvement Bonds of 1999                 7/08 at 101         A          258,074
                 (General Obligation Bonds), 5.000%, 7/01/28
                Town of Windsor, Connecticut, General Obligation Bonds:
          390    5.000%, 7/15/18                                                              7/09 at 100       Aa2          391,139
          390    5.000%, 7/15/19                                                              7/09 at 100       Aa2          390,105
          370    5.000%, 7/15/20                                                              7/09 at 100       Aa2          368,849
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.5%
        1,475   State of Connecticut, Special Tax Obligation Bonds, Transportation           No Opt. Call       AAA        1,596,584
                 Infrastructure Purposes, 1998 Series B, 5.500%, 11/01/12
                State of Connecticut, Certificates of Participation, Juvenile
                Training School, Series 2001:
          600    5.000%, 12/15/20                                                            12/11 at 101        A+          586,596
        1,000    5.000%, 12/15/30                                                            12/11 at 101        A+          947,600
                Puerto Rico Highway and Transportation Authority, Transportation
                Revenue Bonds, Series A:
        2,325    5.000%, 7/01/28                                                              7/08 at 101       AAA        2,277,593
          300    5.000%, 7/01/38                                                              7/08 at 101       AAA          289,452
                Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
                Bonds, Series 1997A:
        1,250    5.000%, 7/01/21                                                              1/08 at 101       AAA        1,242,900
          810    5.000%, 7/01/28                                                              1/08 at 101       AAA          793,484
        3,340   Puerto Rico Public Building Authority, Government Facilities              7/07 at 101 1/2       AAA        3,277,809
                 Revenue Bonds, Series B, Guaranteed by the Commonwealth of
                 Puerto Rico, 5.000%, 7/01/27
          500   Virgin Islands Public Finance Authority, Revenue and Refunding               10/08 at 101        AA          503,405
                 Bonds (Virgin Islands Matching Fund Loan Notes), Series 1998A
                 (Senior Lien/Refunding), 5.500%, 10/01/18
          750   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin               10/10 at 101       BBB-         803,273
                 Islands Gross Receipts Taxes Loan Notes), Series 1999A,
                 6.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.4%
        2,500   State of Connecticut, General Airport Revenue Bonds, Series 2001A,            4/11 at 101       AAA        2,418,225
                 Bradley International Airport, 5.125%, 10/01/26
                 (Alternative Minimum Tax)





   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.5%
                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, 2000 Series A:
$       1,425    5.500%, 10/01/32                                                            10/10 at 101       AAA    $   1,474,049
        1,500    5.500%, 10/01/40                                                            10/10 at 101       AAA        1,546,890
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.3%
        2,500   Connecticut Development Authority, Pollution Control Revenue                 10/08 at 102       BBB        2,482,900
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28
        1,000   Eastern Connecticut Resource Recovery Authority, Solid Waste                  1/03 at 102       BBB          939,400
                 Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)
          555   Guam Power Authority, Revenue Bonds, 1999 Series A,                          10/09 at 101       AAA          548,418
                 5.125%, 10/01/29
        1,975   Puerto Rico Electric Power Authority, Power Revenue Bonds,                    7/10 at 101       AAA        1,989,516
                 Series HH, 5.250%, 7/01/29
          790   Puerto Rico Electric Power Authority, Power Revenue Refunding                 7/05 at 100         A-         792,114
                 Bonds, Series Z, 5.250%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.8%
        2,000   State of Connecticut, Clean Water Fund Revenue Bonds, Series 2001,           10/11 at 100       AAA        2,074,060
                 5.500%, 10/01/20 (WI, settling 6/12/01)
------------------------------------------------------------------------------------------------------------------------------------
$      61,145   Total Investments (cost $61,514,945) - 111.3%                                                             60,966,252
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (11.3)%                                                                  (6,211,749)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  54,754,503
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.


                 See accompanying notes to financial statements.


               Nuveen Georgia Premium Income Municipal Fund (NPG)
                      Portfolio of Investments May 31, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 6.2%
$       5,000   Development Authority of Richmond County, Georgia, Environmental              2/11 at 101       BBB+   $   5,055,200
                 Improvement Revenue Bonds (International Paper Company Project),
                 Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.1%
        3,000   Albany Dougherty Payroll Development Authority (Georgia), Solid               5/08 at 101        AA        2,839,260
                 Waste Disposal Revenue Bonds (The Procter & Gamble Paper
                 Products Company Project), Series 1998, 5.300%, 5/15/26
                 (Alternative Minimum Tax)
        2,000   Development Authority of Cartersville (Georgia), Sewage Facilities            5/07 at 101        A+        2,065,320
                 Refunding Revenue Bonds (Anheuser-Busch Project), Series 1997,
                 6.125%, 5/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.7%
                Urban Residential Finance Authority of the City of Atlanta,
                Georgia, Dormitory Facility Refunding Revenue Bonds
                (Morehouse College Project), Series 1995:
        1,210    5.750%, 12/01/20                                                            12/05 at 102       AAA        1,254,746
        1,375    5.750%, 12/01/25                                                            12/05 at 102       AAA        1,418,931
        1,555   Development Authority of DeKalb County, Revenue Bonds (Emory                 10/04 at 102       Aa1        1,643,464
                 University Project), Series 1994-A, 6.000%, 10/01/14
        2,150   Private Colleges and Universities Authority (Georgia), Student                6/09 at 102         A        1,946,417
                 Housing Revenue Bonds (Mercer Housing Corporation Project),
                 Tax-Exempt Series 1999A, 5.375%, 6/01/31
        1,550   Private Colleges and Universities Authority (Georgia), Revenue                6/03 at 102        AA        1,573,235
                 Bonds (Agnes Scott College Project), Series 1993,
                 5.625%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.8%
        3,000   Hospital Authority of Albany-Dougherty County, Georgia, Revenue               9/03 at 102       AAA        3,097,860
                 Bonds (Phoebe Putney Memorial Hospital), Series 1993,
                 5.700%, 9/01/13
        2,300   Chatham County Hospital Authority, Savannah, Georgia, Hospital                7/11 at 101        A-        2,330,314
                 Revenue Improvement Bonds (Memorial Health University Medical
                 Center, Inc.), Series 2001A, 6.125%, 1/01/24
        1,765   The Hospital Authority of Hall County and the City of Gainesville,           10/05 at 102       AAA        1,840,701
                 Revenue Anticipation Certificates (Northeast Georgia Healthcare
                 Project), Series 1995, 6.000%, 10/01/25
        3,000   The Glynn-Brunswick Memorial Hospital Authority, Revenue Anticipation         8/06 at 102       AAA        3,085,410
                 Certificates (Southeast Georgia Health Systems Project),
                 Series 1996, 5.250%, 8/01/13
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 15.3%
        1,145   Housing Authority of Clayton County (Georgia), Multifamily Housing           12/05 at 102       AAA        1,167,190
                 Revenue Bonds, Series 1995 (The Advantages Project),
                 5.800%, 12/01/20
        3,400   Housing Authority of the County of DeKalb, Georgia, Multifamily               1/05 at 102       AAA        3,633,580
                 Housing Revenue Bonds (The Lakes at Indian Creek Apartments
                 Project), Series 1994, 7.150%, 1/01/25
                 (Alternative Minimum Tax)
          960   Housing Authority of the City of Decatur, Mortgage Revenue Refunding          7/02 at 102       AAA          983,952
                 Bonds, Series 1992A (FHA-Insured Mortgage Loan - Park Trace
                 Apartments - Section 8 Assisted Project), 6.450%, 7/01/25
        2,000   Housing Authority of the City of Lawrenceville, Georgia, Multifamily         12/10 at 100       AAA        2,030,640
                 Housing Senior Revenue Bonds (Brisben Greens of Hillcrest II
                 Project), Series 2000A-1, 5.800%, 12/01/33
                 (Alternative Minimum Tax)
        3,000   Macon-Bibb County Urban Development Authority, Multifamily Housing            1/04 at 103       AAA        3,001,470
                 Refunding Revenue Bonds, Series 1997A, 5.550%, 1/01/24
        1,500   Housing Authority of the City of Marietta, Georgia, Multifamily              10/06 at 102       AAA        1,534,680
                 Housing Revenue Bonds (GNMA Collateralized - Country Oaks
                 Apartments), Series 1996, 6.150%, 10/20/26
                 (Alternative Minimum Tax)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.5%
$         345   Housing Authority of Fulton County, Georgia, Single Family Mortgage           3/05 at 102       AAA    $     356,268
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1995A, 6.550%, 3/01/18 (Alternative Minimum Tax)
        2,995   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/04 at 102       AAA        3,088,803
                 1994 Series A (FHA-Insured or VA Guaranteed Mortgage Loans),
                 6.500%, 12/01/17 (Alternative Minimum Tax)
          405   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/06 at 102       AAA          417,859
                 1996 Series A, Subseries A-2, 6.450%, 12/01/27
                 (Alternative Minimum Tax)
        3,000   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,         12/10 at 100       AAA        3,024,510
                 Series 2001A2, 5.700%, 12/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.3%
        2,500   Forsyth County School District (Georgia), General Obligation Bonds,           2/10 at 102       Aa2        2,641,700
                 Series 1999, 5.750%, 2/01/19
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.8%
        1,000   Downtown Development Authority of the City of Atlanta (Georgia),             10/02 at 102        AA        1,049,240
                 Refunding Revenue Bonds (Underground Atlanta Project),
                 Series 1992, 6.250%, 10/01/12
        3,000   Solid Waste Management Authority of the City of Atlanta, Revenue             12/06 at 100        AA        3,014,910
                 Bonds (Landfill Closure Project), Series 1996, 5.250%, 12/01/21
        2,500   The Hospital Authority of Clarke County, Georgia, Hospital Revenue            1/09 at 101       AAA        2,469,375
                 Certificates (Athens Regional Medical Center Project),
                 Series 1999, 5.250%, 1/01/29
        3,000   Cobb-Marietta Coliseum and Exhibit Hall Authority (Georgia), Revenue         10/19 at 100       AAA        3,189,120
                 Refunding Bonds, Series 1993, 5.625%, 10/01/26
        2,000   The Fulton-DeKalb Hospital Authority (Georgia), Revenue Refunding             7/03 at 102       AAA        2,019,900
                 Certificates, Series 1993, 5.500%, 1/01/20
        1,000   Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax            No Opt. Call       AAA        1,143,830
                 Revenue Bonds, Refunding Series P, 6.250%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.5%
        1,000   City of Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds,        No Opt. Call       AAA        1,140,690
                 Series 1994A, 6.500%, 1/01/09
        1,000   Development Authority of Fulton County (Georgia), Special Facilities          5/08 at 101       BBB-         915,180
                 Revenue Bonds (Delta Air Lines, Inc. Project), Series 1998,
                 5.450%, 5/01/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.5%
        3,115   City of Albany (Georgia), Sewerage System Revenue Bonds, Series 1992,         7/02 at 102       AAA        3,302,149
                 6.625%, 7/01/17 (Pre-refunded to 7/01/02)
          500   City of Atlanta (Georgia), General Obligation Bonds, Public                  12/04 at 102        AA***       551,945
                 Improvement Bonds, Series 1994A, 6.100%, 12/01/19
                 (Pre-refunded to 12/01/04)
        2,000   Fulco Hospital Authority, Revenue Anticipation Certificates (Georgia          9/02 at 102      Baa1***     2,119,020
                 Baptist Health Care System Project), Series 1992A, 6.375%, 9/01/22
                 (Pre-refunded to 9/01/02)
           85   Municipal Electric Authority of Georgia, Project One Special                 No Opt. Call         A***        96,791
                 Obligation Bonds, Fifth Crossover Series, 6.400%, 1/01/09
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.2%
        4,000   Development Authority of Burke County (Georgia), Pollution Control            5/04 at 102         A        3,819,400
                 Revenue Bonds (Georgia Power Company Vogtle Plant Project), Third
                 Series 1999, 5.450%, 5/01/34 (Alternative Minimum Tax)
        1,900   Municipal Electric Authority of Georgia, General Power Revenue Bonds,         1/03 at 100       AAA        1,910,317
                 1992B Series, 5.500%, 1/01/18
        1,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,                No Opt. Call       AAA        1,047,860
                 Series Z, 5.500%, 1/01/20
        1,665   Municipal Electric Authority of Georgia, Project One Special                 No Opt. Call         A        1,869,794
                 Obligation Bonds, Fifth Crossover Series, 6.400%, 1/01/09
        2,000   Development Authority of Monroe County (Georgia), Pollution Control           9/01 at 100         A+       2,004,740
                 Revenue Bonds (Gulf Power Company Plant Scherer Project),
                 First Series 1994, 6.300%, 9/01/24


         Nuveen Georgia Premium Income Municipal Fund (NPG) (continued)
                      Portfolio of Investments May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.7%
$       3,500   Coweta County Water and Sewer Authority, Georgia, Revenue Bonds,              6/11 at 102       Aaa    $   3,483,130
                 Series 2001, 5.250%, 6/01/26 (WI, settling 6/05/01)
        1,000   City of Milledgeville (Georgia), Water and Sewerage Revenue and              No Opt. Call       AAA        1,106,180
                 Refunding Bonds, Series 1996, 6.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      84,420   Total Investments (cost $82,965,030) - 106.6%                                                             86,285,081
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (6.6)%                                                                    (5,317,357
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  80,967,724
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    (WI) Security purchased on a when-issued basis.

                 See accompanying notes to financial statements.


            Nuveen Massachusetts Premium Income Municipal Fund (NMT)
                      Portfolio of Investments May 31, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.1%
$         655   Massachusetts Educational Financing Authority, Education Loan                 7/04 at 102       AAA    $     680,198
                 Revenue Bonds, Issue E, Series 1995, 6.150%, 7/01/10
                 (Alternative Minimum Tax)
        2,090   Massachusetts Development Finance Authority, Revenue Bonds, Series           No Opt. Call        A3        2,196,674
                 1999P, Boston University Refunding Issue, 6.000%, 5/15/29
          890   Massachusetts Development Finance Agency, Revenue Bonds, Curry                3/09 at 101         A          898,402
                 College Issue, Series A, 6.000%, 3/01/20
        2,645   Massachusetts Industrial Finance Agency, Revenue Bonds, Whitehead             7/03 at 102       Aa1        2,547,320
                 Institute for Biomedical Research, 1993 Issue, 5.125%, 7/01/26
        1,500   Massachusetts Industrial Finance Agency, Revenue Bonds, Phillips              9/08 at 102       AAA        1,512,930
                 Academy Issue, Series 1993, 5.375%, 9/01/23
        2,300   Massachusetts Industrial Finance Agency, Education Revenue Bonds,             9/08 at 101         A        2,155,054
                 Belmont Hill School Issue, Series 1998, 5.250%, 9/01/28
        1,765   The New England Education Loan Marketing Corporation, Student Loan           No Opt. Call        A3        1,826,916
                 Revenue Bonds, 1992 Subordinated Issue C, 6.750%, 9/01/02
                 (Alternative Minimum Tax)
        4,000   The New England Loan Marketing Corporation, Student Loan Revenue             No Opt. Call        AA        4,423,520
                 Bonds, 1992 Subordinated Issue H, 6.900%, 11/01/09
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.6%
        3,000   Massachusetts Health and Educational Facilities Authority, Revenue            7/04 at 102       AAA        2,991,990
                 Bonds, New England Medical Center Hospitals Issue, Series G-1,
                 5.375%, 7/01/24
        3,000   Massachusetts Health and Educational Facilities Authority, Revenue            7/03 at 102       AAA        3,067,770
                 Bonds, Lahey Clinic Medical Center Issue, Series B,
                 5.625%, 7/01/15
                Massachusetts Health and Educational Facilities Authority,
                Revenue Refunding Bonds, Youville Hospital Issue
                (FHA-Insured Project), Series B:
        1,835    6.125%, 2/15/15                                                              2/04 at 102       Aa2        1,910,308
        1,000    6.000%, 2/15/25                                                              2/04 at 102       Aa2        1,050,590
        2,805   Massachusetts Health and Educational Facilities Authority, Revenue            7/08 at 102       AAA        2,638,495
                 Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
        2,000   Massachusetts Health and Educational Facilities Authority, Revenue            7/11 at 101        AA-       1,982,720
                 Bonds, Partners HealthCare System Issue, Series C,
                 5.750%, 7/01/32
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 16.4%
        3,000   Massachusetts Development Finance Agency, Assisted Living Facility            9/10 at 105       AAA        3,547,380
                 Revenue Bonds (GNMA Collateralized - The Monastery at West
                 Springfield Project), Series 1999A, 7.625%, 3/20/41
                 (Alternative Minimum Tax)
        2,500   Massachusetts Development Finance Agency, Revenue Bonds, Series              10/11 at 105       AAA        2,842,925
                 2000A (GNMA Collateralized - VOA Concord Assisted Living, Inc.
                 Project), 6.900%, 10/20/41 (Alternative Minimum Tax)
        2,000   Massachusetts Development Finance Agency, Assisted Living Revenue            12/09 at 102       N/R        2,025,180
                 Bonds (Prospect House Apartments), Series 1999, 7.000%, 12/01/31
                 (Alternative Minimum Tax)
        2,000   Massachusetts Development Finance Authority, Assisted Living Revenue          6/11 at 105       AAA        2,181,160
                 Bonds (GNMA Collateralized - Haskell House Project), Series 2000A,
                 6.500%, 12/20/41 (Alternative Minimum Tax)
        3,800   Massachusetts Housing Finance Agency, Housing Project Revenue Bonds,          4/03 at 102        A+        3,974,154
                 Series 1993A Refunding, 6.300%, 10/01/13
        1,890   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         1/05 at 102       AAA        2,014,853
                 Bonds, 1995 Series A (FHA-Insured Mortgage Loans), 7.350%, 1/01/35
                 (Alternative Minimum Tax)


      Nuveen Massachusetts Premium Income Municipal Fund (NMT) (continued)
                      Portfolio of Investments May 31, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 5.3%
$       1,270   City of Boston, Massachusetts, Revenue Bonds (Deutsches Altenheim,           10/08 at 105       AAA    $   1,349,426
                 Inc. Project - FHA-Insured Mortgage), Series 1998A,
                 6.125%, 10/01/31
        1,000   Massachusetts Health and Educational Facilities Authority, Revenue            2/07 at 102       Aa2        1,038,920
                 Refunding Bonds, Youville Hospital Issue (FHA-Insured Project),
                 Series A, 6.250%, 2/15/41
        2,000   Massachusetts Industrial Finance Agency, Health Care Facilities               5/07 at 102        A+        1,868,700
                 Revenue Bonds, Series 1997B (Jewish Geriatric Services, Inc.
                 Obligated Group), 5.500%, 5/15/27
        1,020   Massachusetts Industrial Financial Agency, Revenue Bonds, Heights             2/06 at 102       AAA        1,040,074
                 Crossing Limited Partnership Issue (FHA-Insured Project),
                 Series 1995, 6.000%, 2/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.2%
                Town of Barnstable, Massachusetts, General Obligation Bonds:
        1,020    5.750%, 9/15/10                                                              9/04 at 102        AA        1,080,792
        1,020    5.750%, 9/15/11                                                              9/04 at 102        AA        1,078,211
        4,375   City of Lowell, Massachusetts, General Obligation State Qualified            11/03 at 102       AAA        4,564,788
                 Bonds, 5.600%, 11/01/12
        2,500   Massachusetts Bay Transportation Authority, General Transportation           No Opt. Call       AAA        3,018,975
                 System Bonds, 1991 Series A, 7.000%, 3/01/21
        1,250   The Commonwealth of Massachusetts, General Obligation Bonds,                  2/10 at 101       Aa2        1,370,513
                 Consolidated Loan, Series 2000A, 6.000%, 2/01/14
        1,000   Narragansett Regional School District, Massachusetts, General                 6/10 at 101       Aaa        1,129,980
                 Obligation Bonds, Series 2000, 6.500%, 6/01/16
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.5%
        1,300   Massachusetts Development Finance Agency, Revenue Bonds, Worcester            6/09 at 101        AA        1,361,958
                 Redevelopment Authority Issue, Series 1999, 6.000%, 6/01/24
        4,000   Massachusetts Port Authority, Special Facilities Revenue Bonds                9/06 at 102       AAA        4,129,880
                 (US Air Project), Series 1996-A, 5.750%, 9/01/16
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 19.9%
        2,500   Massachusetts Health and Educational Facilities Authority, Revenue           No Opt. Call       AAA        2,554,625
                 Bonds, Malden Hospital Issue (FHA-Insured Project), Series A,
                 5.000%, 8/01/16
        2,000   Massachusetts Health and Educational Facilities Authority, Revenue            7/06 at 100       Aaa        2,169,720
                 Bonds (Daughters of Charity National Health System - The Carney
                 Hospital), Series D, 6.100%, 7/01/14 (Pre-refunded to 7/01/06)
                Massachusetts Health and Educational Facilities Authority, Revenue
                Bonds, New England Deaconess Hospital Issue, Series D:
        3,310    6.625%, 4/01/12 (Pre-refunded to 4/01/02)                                    4/02 at 102       AAA        3,480,200
        1,000    6.875%, 4/01/22 (Pre-refunded to 4/01/02)                                    4/02 at 102       AAA        1,053,470
        1,000   Massachusetts Port Authority, Revenue Bonds, Series 1982,                     7/01 at 100       AAA        1,561,430
                 13.000%, 7/01/13
        2,500   Massachusetts Industrial Finance Agency, Revenue Refunding Bonds,            11/02 at 102        AA-***    2,664,650
                 College of the Holy Cross - 1992 Issue II, 6.375%, 11/01/15
                 (Pre-refunded to 11/01/02)
        1,195   Massachusetts Industrial Finance Agency, Revenue Bonds, Merrimack             7/02 at 102       AAA        1,273,129
                 College Issue, Series 1992, 7.125%, 7/01/12
                 (Pre-refunded to 7/01/02)
        1,175   Massachusetts Industrial Finance Agency, Revenue Bonds (Brooks                7/03 at 102        A3***     1,261,750
                 School Issue), Series 1993, 5.950%, 7/01/23
                 (Pre-refunded to 7/01/03)
        3,000   Massachusetts Water Resources Authority, General Revenue Bonds,              12/01 at 100       Aaa        3,045,360
                 1991 Series A, 5.750%, 12/01/21 (Pre-refunded to 12/01/01)
        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                    7/01 at 102       AAA        1,023,350
                 Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.6%
        1,000   Massachusetts Municipal Wholesale Electric Company, Power Supply              7/02 at 100       AAA        1,010,840
                 System Revenue Bonds, 1992 Series A, 6.000%, 7/01/18
        3,215   Massachusetts Industrial Finance Agency, Resource Recovery Revenue            7/01 at 103       N/R        3,318,394
                 Bonds (Semass Project), Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)
$       2,500   Massachusetts Industrial Finance Agency, Resource Recovery Revenue           12/08 at 102       BBB    $   2,284,925
                 Refunding Bonds (Ogden Haverhill Project), Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.2%
        1,250   Massachusetts Water Resources Authority, General Revenue Refunding            3/03 at 100        AA        1,203,800
                 Bonds, 1993 Series B, 5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
$      93,075   Total Investments (cost $92,953,238) - 96.8%                                                              97,406,399
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.0%
$       2,000   Massachusetts Health and Education Facilities Authority (Capital                               VMIG-1      2,000,000
=============    Asset Program), Series B, Variable Rate  Demand Bonds,
                 3.050%, 7/01/05+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       1,172,366
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 100,578,765
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                 See accompanying notes to financial statements.


          Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
                      Portfolio of Investments May 31, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.0%
$       2,000   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,             7/10 at 100       Aa3    $   2,090,260
                 Series 2000, 6.000%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 22.5%
        1,500   Massachusetts Educational Financing Authority, Educational Loan               7/10 at 100       AAA        1,484,925
                 Revenue Bonds, Issue E, Series 2001, 5.300%, 1/01/16
                 (Alternative Minimum Tax)
        2,000   Massachusetts Development Finance Authority, Revenue Bonds, Series            5/29 at 105        A3        2,118,080
                 1999P, Boston University Refunding, 6.000%, 5/15/59
        1,250   Massachusetts Health and Educational Facilities Authority, Revenue           10/09 at 101       Aaa        1,197,113
                 Bonds, Brandeis University, Series J, 5.000%, 10/01/26
        1,500   Massachusetts Health and Educational Facilities Authority, Revenue            7/09 at 101        AA+       1,410,840
                 Bonds, Wellesley College, Series F, 5.125%, 7/01/39
        2,000   Massachusetts Health and Educational Facilities Authority, Revenue            2/11 at 100        AA-       2,004,880
                 Bonds, Tufts University, Series 2001-I, 5.500%, 2/15/36
        1,250   University of Massachusetts Building Authority, Project Revenue              11/10 at 100       AAA        1,252,238
                 Bonds, Senior Series 2000-2, 5.250%, 11/01/20
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.6%
        1,000   Massachusetts Health and Educational Facilities Authority, Revenue            7/09 at 101        AA-         940,420
                 Bonds, Partners HealthCare System Issue, Series B,
                 5.125%, 7/01/19
        1,000   Massachusetts Health and Educational Facilities Authority, Revenue            7/11 at 101        AA-         991,360
                 Bonds, Partners HealthCare System Issue, Series C,
                 5.750%, 7/01/32
        1,250   Massachusetts Health and Educational Facilities Authority, Revenue            7/11 at 100       BBB        1,242,575
                 Bonds, UMass Memorial Health Care Issue, Series 2001C,
                 6.625%, 7/01/32
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.0%
        1,250   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         1/11 at 100       AAA        1,267,313
                 Bonds, Series 2001A, 5.850%, 7/01/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.6%
          975   Massachusetts Housing Finance Agency, Single Family Housing Revenue          12/04 at 102        AA        1,014,634
                 Bonds, Series 36, 6.600%, 12/01/26 (Alternative Minimum Tax)
        2,175   Massachusetts Housing Finance Agency, Single Family Housing Revenue           6/10 at 100       AAA        2,163,299
                 Bonds, Series 82, 5.375%, 12/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.6%
          655   Massachusetts Development Finance Agency, First Mortgage Revenue              7/11 at 102       BBB-         655,164
                 Bonds (Edgecombe Project), Series 2001A, 6.750%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 20.0%
        1,000   City of Boston, Massachusetts, General Obligation Bonds, Series               8/11 at 100        Aa2         980,200
                 2001A, 5.000%, 2/01/20
        2,000   Town of Brookline, Massachusetts, General Obligation Bonds,                   4/10 at 101       Aaa        2,064,540
                 Series 2000, 5.375%, 4/01/17
        1,750   City of Lawrence, Massachusetts, General Obligation Bonds,                    2/11 at 100       Aaa        1,708,140
                 Series 2001, 5.000%, 2/01/21
        1,020   Massachusetts Bay Transportation Authority, General Transportation            3/07 at 101       AAA          974,712
                 System Bonds, 1997 Series A, 5.000%, 3/01/27
        1,250   The Commonwealth of Massachusetts, General Obligation Bonds,                 10/10 at 100       Aa2        1,312,013
                 Consolidated Loan, Series 2000C, 5.750%, 10/01/19
        1,420   Triton Regional School District, Massachusetts, General Obligation            4/11 at 101       Aaa        1,394,497
                 Bonds, Series 2001, 5.000%, 4/01/21


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.9%
$       1,000   Massachusetts Bay Transportation Authority, Assessment Bonds,                 7/10 at 100       AAA    $     986,010
                 2000 Series A, 5.250%, 7/01/30
        1,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,                    8/09 at 101       AAA        1,096,590
                 6.000%, 8/01/16
        1,000   Route 3 North Transportation Improvements Association, Commonwealth           6/10 at 100       AAA        1,001,390
                 of Massachusetts Lease Revenue Bonds, Series 2000, 5.375%, 6/15/33
        1,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin               10/10 at 101       BBB-       1,071,030
                 Islands Gross Receipts Taxes Loan Notes), Series 1999A,
                 6.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.0%
        2,000   Massachusetts Port Authority, Revenue Bonds, Series 1998-D,                   7/08 at 101       AAA        1,891,100
                 5.000%, 7/01/28
        2,500   Massachusetts Turnpike Authority, Metropolitan Highway System                 1/07 at 102       AAA        2,292,875
                 Revenue Bonds, 1997 Series A (Senior), 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 2.5%
        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation           10/10 at 101       AAA        1,031,260
                 Bonds, 2000 Series A, 5.500%, 10/01/40
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.5%
        1,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue           12/08 at 102       BBB          913,970
                 Refunding Bonds (Ogden Haverhill Project), Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)
        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/08 at 101 1/2       AAA          979,610
                 Series DD, 5.000%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.6%
        2,000   Boston Water and Sewer Commission, Massachusetts, General Revenue            11/08 at 101       AAA        1,899,840
                 Bonds, Senior Series, 1998 Series D, 5.000%, 11/01/28
        1,750   Massachusetts Water Pollution Abatement Trust, Water Pollution                8/09 at 101        AA+       1,817,393
                 Abatement Revenue Bonds (MWRA Program), Subordinate
                 Series 1999A, 5.750%, 8/01/29
          300   Massachusetts Water Resources Authority, General Revenue Bonds,               8/10 at 101       AAA          312,911
                 2000 Series A, 5.750%, 8/01/30
------------------------------------------------------------------------------------------------------------------------------------
$      43,795   Total Investments (cost $43,997,117) - 103.8%                                                             43,561,182
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (3.8)%                                                                   (1,610,003)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  41,951,179
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.


                 See accompanying notes to financial statements.


               Nuveen Missouri Premium Income Municipal Fund (NOM)
                      Portfolio of Investments May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.1%
$       1,000   Missouri State Development Finance Board, Solid Waste Disposal               No Opt. Call        AA    $     971,720
                 Revenue Bonds (Procter & Gamble Paper Products Company Project),
                Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.9%
        1,875   The Junior College District of Mineral Area, Missouri (Mineral Area           9/10 at 102       N/R        2,004,131
                 College), Student Housing System Revenue Bonds, Series 2000,
                 7.200%, 9/01/20
        1,165   Health and Educational Facilities Authority of the State of Missouri,        11/08 at 101        AA+       1,088,413
                 Educational Facilities Revenue Bonds (The Washington University),
                 Series 1998A, 5.000%, 11/15/37
          825   Health and Educational Facilities Authority of the State of Missouri,         3/10 at 101        AA+         879,780
                 Educational Facilities Revenue Bonds (The Washington University),
                 Series 2000A, 6.000%, 3/01/30
        2,000   Health and Educational Facilities Authority of the State of Missouri,         6/10 at 100       Baa2       2,085,000
                 Educational Facilities Revenue Bonds (Maryville University of Saint
                 Louis Project), Series 2000, 6.750%, 6/15/30
          500   Health and Educational Facilities Authority of the State of Missouri,         2/08 at 101         A3         504,130
                 Educational Facilities Revenue Bonds (St. Louis Priory School
                 Project), 5.650%, 2/01/25
          365   Health and Educational Facilities Authority of the State of Missouri,         4/11 at 100       Aaa          374,023
                 Educational Facilities Revenue Bonds (Webster University),
                 Series 2001, 5.500%, 4/01/18
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.2%
        1,800   Johnson County, Missouri, Hospital Revenue Bonds (Western Missouri            6/10 at 100        AA        1,844,604
                 Medical Center Project), Series 2000, 6.000%, 6/01/20
        2,500   Health and Educational Facilities Authority of the State of Missouri,         6/11 at 101       AAA        2,450,850
                 Revenue Bonds (SSM Health Care), Series 2001A, 5.250%, 6/01/28
          425   Health and Educational Facilities Authority of the State of Missouri,         2/06 at 102       BBB+         428,685
                 Health Facilities Revenue Bonds (Lake of the Ozarks General
                 Hospital, Inc.), Series 1996, 6.500%, 2/15/21
          400   Health and Educational Facilities Authority of the State of Missouri,         5/08 at 101        AA          373,912
                 Health Facilities Revenue Bonds (BJC Health System), Series 1998,
                 5.000%, 5/15/28
        1,000   Health and Educational Facilities Authority of the State of Missouri,        12/10 at 101         A        1,025,930
                 Health Facilities Revenue Bonds (St. Anthony's Medical Center),
                 Series 2000, 6.250%, 12/01/30
        1,000   Ray County, Missouri, Hospital Revenue Bonds (Ray County Memorial         5/05 at 101 1/2       N/R          930,110
                 Hospital), Series 1997, 5.750%, 11/15/12
          950   Texas County, Missouri, Hospital Revenue Bonds (Texas County                  6/10 at 100       N/R          938,258
                 Memorial Hospital), Series 2000, 7.250%, 6/15/25
          500   The Industrial Development Authority of the City of West Plains,             11/07 at 101       N/R          421,860
                 Missouri, Hospital Facilities Revenue Bonds (Ozark Medical
                 Center), Series 1997, 5.600%, 11/15/17
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.4%
        1,000   Missouri Housing Development Commission, Multifamily Housing Revenue         12/11 at 100        AA        1,004,810
                 Bonds, 2001 Series II, 5.250%, 12/01/16
        1,250   The Industrial Development Authority of St. Charles County, Missouri,         4/08 at 102       AAA        1,231,600
                 Multifamily Housing Revenue Bonds (Ashwood Apartments Project),
                 Series 1998A, 5.600%, 4/01/30 (Alternative Minimum Tax)
          545   The Industrial Development Authority of the County of St. Louis,              4/07 at 102       AAA          563,018
                 Missouri, Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - South Summit Apartments Project), Series
                 1997A, 5.950%, 4/20/17
          600   The Industrial Development Authority of the County of St. Louis,              4/07 at 102       AAA          622,440
                 Missouri, Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - South Summit Apartments Project), Series
                 1997B, 6.000%, 10/20/15 (Alternative Minimum Tax)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.2%
$       1,245   Missouri Housing Development Commission, Single Family Mortgage               3/06 at 105       AAA    $   1,380,269
                 Revenue Bonds (Homeownership Loan Program), 1995 Series C,
                 7.250%, 9/01/26 (Alternative Minimum Tax)
        1,000   Missouri Housing Development Commission, Single Family Mortgage               3/10 at 100       AAA        1,046,490
                 Revenue Bonds (Homeownership Loan Program), 2000 Series B-1,
                 6.250%, 3/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 17.6%
        2,020   Ritenour School District of St. Louis County, Missouri, General              No Opt. Call       AAA        2,468,278
                 Obligation School Bonds, Series 1995, 7.375%, 2/01/12
        1,500   Francis Howell School District of St. Charles County, Missouri,              No Opt. Call       AAA        1,768,515
                 General Obligation Refunding Bonds, Series 1994A,
                 7.800%, 3/01/08
        1,000   School District of the City of St. Charles, Missouri, General                 3/06 at 100        AA+       1,036,950
                 Obligation Bonds (Missouri Direct Deposit Program),
                 Series 1996A, 5.625%, 3/01/14
        1,000   Pattonville R-3 School District, St. Louis County, Missouri,                  3/10 at 101       AAA        1,061,590
                 General Obligation Bonds, Series 2000, 5.750%, 3/01/17
          895   The Board of Education of the City of St. Louis, Missouri, General           No Opt. Call       AAA        1,098,434
                 Obligation School Refunding Bonds, Series 1993A,
                 8.500%, 4/01/07
          625   Reorganized School District No. R-IV of Stone County, Reeds Spring,          No Opt. Call       AAA          769,250
                 Missouri, General Obligation School Building Refunding and
                 Improvement Bonds, Series 1995, 7.600%, 3/01/10
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.0%
        1,000   Land Clearance for Redevelopment Authority of Kansas City, Missouri,         12/05 at 102       AAA        1,050,440
                 Lease Revenue Bonds (Municipal Auditorium and Muehlebach Hotel
                 Redevelopment Project), Series 1995A, 5.900%, 12/01/18
        2,000   Missouri Development Finance Board, Infrastructure Facilities Revenue         4/10 at 100       AAA        2,089,200
                 Bonds (City of Kansas City - Midtown Redevelopment Projects),
                 Series 2000A, 5.750%, 4/01/22
          450   Monarch-Chesterfield Levee District (St. Louis County, Missouri),             3/10 at 101       AAA          474,512
                 Levee District Improvement Bonds, Series 1999,
                 5.750%, 3/01/19
        1,600   St. Louis Municipal Finance Corporation, City Justice Center,                 2/06 at 102       AAA        1,709,440
                 Leasehold Revenue Improvement Bonds, Series 1996A (City of
                 St. Louis, Missouri, Lessee), 5.750%, 2/15/11
        2,000   The Public Building Corporation of the City of Springfield, Missouri,         6/10 at 100       AAA        2,135,340
                 Leasehold Revenue Bonds, Series 2000A (Jordan Valley Park
                 Projects), 6.125%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.3%
        1,000   Land Clearance for Redevelopment Authority of the City of St. Louis           9/09 at 102       N/R        1,052,530
                 (Missouri), Tax Exempt Parking Facility Revenue Refunding and
                 Improvement Bonds, Series of 1999C (LCRA Parking Facilities
                 Project), 7.000%, 9/01/19
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.7%
          675   Health and Educational Facilities Authority of the State of Missouri,         2/06 at 102       BBB+***      758,970
                 Health Facilities Revenue Bonds (Lake of the Ozarks General
                 Hospital, Inc.), Series 1996, 6.500%, 2/15/21 (Pre-refunded to 2/15/06)
        1,290   Health and Educational Facilities Authority of the State of Missouri,         6/01 at 101       AAA        1,326,842
                 Health Facilities Revenue Bonds (SSM Health Care Obligated Group
                 Projects), Series 1990B, 7.000%, 6/01/15
        1,000   Certificates of Receipt, St. Louis County, Missouri, GNMA                    No Opt. Call       AAA        1,041,040
                 Collateralized Mortgage Revenue Bonds, Series 1993D,
                 5.650%, 7/01/20 (Alternative Minimum Tax)
        1,275   St. Louis Municipal Finance Corporation, Leasehold Revenue                    2/05 at 100       AAA        1,388,603
                 Improvement and Refunding Bonds, Series 1992 (City of St.
                 Louis, Missouri, Lessee), 6.250%, 2/15/12
                 (Pre-refunded to 2/15/05)


        Nuveen Missouri Premium Income Municipal Fund (NOM) (continued)
                      Portfolio of Investments May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.8%
$       1,000   State Environmental Improvement and Energy Resources Authority                7/04 at 102       AAA    $   1,051,040
                 (State of Missouri), Water Pollution Control Revenue Bonds
                 (State Revolving Fund Program - City of Branson Project),
                 Series 1995A, 6.050%, 7/01/16
          750   State Environmental Improvement and Energy Resources Authority                1/06 at 101       Aaa          788,661
                 (State of Missouri), Water Pollution Control Revenue Bonds
                 (State Revolving Fund Program - Multiple Participant
                 Series), Series 1996D, 5.875%, 1/01/15
          350   State Environmental Improvement and Energy Resources Authority               No Opt. Call       Aaa          412,640
                 (State of Missouri), Water Pollution Control Revenue Bonds
                 (State Revolving Fund Program - City of Kansas City
                 Project), Series 1997C, 6.750%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
$      43,375   Total Investments (cost $43,703,153) - 98.2%                                                              45,652,308
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                         856,022
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  46,508,330
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.


                 See accompanying notes to financial statements.



Statement of Net Assets May 31, 2001
                                                            CONNECTICUT          CONNECTICUT             GEORGIA       MASSACHUSETTS
                                                                PREMIUM             DIVIDEND             PREMIUM             PREMIUM
                                                                 INCOME            ADVANTAGE              INCOME              INCOME
                                                                  (NTC)                (NFC)               (NPG)               (NMT)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value       $113,555,493          $60,966,252         $86,285,081        $ 97,406,399
Temporary investments in municipal securities, at
  amortized cost, which approximates market value                    --                   --                  --           2,000,000
Cash                                                                 --                   --                  --                  --
Receivables:
  Interest                                                    1,852,739              811,554           1,528,775           1,708,142
  Investments sold                                                   --                   --             470,299              10,000
Other assets                                                     19,877                8,777               4,100              17,910
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          115,428,109           61,786,583          88,288,255         101,142,451
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                  552,689            1,608,504           3,528,921             136,514
Payable for investments purchased                             1,472,162            5,007,365           3,463,577                  --
Accrued expenses:
   Management fees                                               62,217               16,214              44,567              55,467
   Offering costs                                                    --               89,918                  --                  --
   Other                                                         23,531              130,357              29,712              34,721
Preferred share dividends payable                                18,369                2,779              13,334              19,557
Common share dividends payable                                  357,308              176,943             240,420             317,427
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       2,486,276            7,032,080           7,320,531             563,686
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                 $112,941,833          $54,754,503         $80,967,724        $100,578,765
====================================================================================================================================
Preferred shares, at liquidation value                     $ 38,300,000          $19,500,000         $27,800,000        $ 34,000,000
====================================================================================================================================
Preferred shares outstanding                                      1,532                  780               1,112               1,360
====================================================================================================================================
Common shares outstanding                                     5,255,605            2,540,620           3,758,002           4,668,929
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided
   by Common shares outstanding)                           $      14.20          $     13.88         $     14.15        $      14.26
====================================================================================================================================


                 See accompanying notes to financial statements.

Statement of Net Assets (continued)
                                                                                                   MASSACHUSETTS            MISSOURI
                                                                                                        DIVIDEND             PREMIUM
                                                                                                       ADVANTAGE              INCOME
                                                                                                           (NMB)               (NOM)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                                 $43,561,182         $45,652,308
Temporary investments in municipal securities, at
  amortized cost, which approximates market value                                                             --                  --
Cash                                                                                                          --             190,226
Receivables:
  Interest                                                                                               675,224             848,144
  Investments sold                                                                                        25,000              15,272
Other assets                                                                                               7,983               1,536
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                    44,269,389          46,707,486
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                         1,963,333                  --
Payable for investments purchased                                                                             --                  --
Accrued expenses:
  Management fees                                                                                         12,443              25,623
  Offering costs                                                                                          71,963                  --
  Other                                                                                                  126,281              26,429
Preferred share dividends payable                                                                          2,424               9,510
Common share dividends payable                                                                           141,766             137,594
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                2,318,210             199,156
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                           $41,951,179         $46,508,330
====================================================================================================================================
Preferred shares, at liquidation value                                                               $15,000,000         $16,000,000
====================================================================================================================================
Preferred shares outstanding                                                                                 600                 640
====================================================================================================================================
Common shares outstanding                                                                              1,942,001           2,183,078
====================================================================================================================================
Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value, divided by Common
   shares outstanding)                                                                               $     13.88         $     13.97
====================================================================================================================================


                 See accompanying notes to financial statements.


Statement of Operations
    Year Ended May 31, 2001
                                                            CONNECTICUT         CONNECTICUT              GEORGIA       MASSACHUSETTS
                                                                PREMIUM             DIVIDEND             PREMIUM             PREMIUM
                                                                 INCOME            ADVANTAGE              INCOME              INCOME
                                                                  (NTC)               (NFC)*               (NPG)               (NMT)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                           $ 6,335,461            $ 632,702          $4,713,413          $5,779,853
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                 722,769              103,392             518,261             646,485
Preferred shares - auction fees                                  95,750                4,099              69,500              85,001
Preferred shares - dividend disbursing agent fees                10,005                  849              10,005              10,001
Shareholders' servicing agent fees and expenses                  12,518                1,918               6,217               7,583
Custodian's fees and expenses                                    44,067                9,816              77,168              53,668
Trustees' fees and expenses                                       1,558                  356                 966               1,208
Professional fees                                                11,686                6,294              10,173              11,423
Shareholders' reports - printing and mailing expenses            23,907               15,263               9,851              35,589
Stock exchange listing fees                                      16,205                  417               9,125              18,890
Investor relations expense                                       16,697                1,904              11,436              15,264
Other expenses                                                   12,141                  323               8,781              11,292
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
      and expense reimbursement                                 967,303              144,631             731,483             896,404
   Custodian fee credit                                         (15,684)              (2,049)             (5,289)           (10,406)
  Expense reimbursement                                              --              (47,247)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                    951,619               95,335             726,194             885,998
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         5,383,842              537,367           3,987,219           4,893,855
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions               576              (57,242)          1,111,221              22,543
Change in net unrealized appreciation (depreciation)
        of investments                                        6,892,339             (548,693)          3,931,839           5,076,539
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                              6,892,915             (605,935)          5,043,060           5,099,082
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       $12,276,757            $ (68,568)         $9,030,279          $9,992,937
====================================================================================================================================

*    For the period January 26, 2001 (commencement of operations) through May
     31, 2001.


                 See accompanying notes to financial statements.


Statement of Operations
    Year Ended May 31, 2001 (continued)
                                                                                                   MASSACHUSETTS            MISSOURI
                                                                                                        DIVIDEND             PREMIUM
                                                                                                       ADVANTAGE              INCOME
                                                                                                          (NMB)*               (NOM)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                      $ 547,868          $2,639,228
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                           78,760             297,316
Preferred shares - auction fees                                                                            3,153              40,000
Preferred shares - dividend disbursing agent fees                                                            849              10,005
Shareholders' servicing agent fees and expenses                                                            2,154               5,067
Custodian's fees and expenses                                                                             11,667              29,007
Trustees' fees and expenses                                                                                  329                 575
Professional fees                                                                                          6,144               7,659
Shareholders' reports - printing and mailing expenses                                                      8,446               9,803
Stock exchange listing fees                                                                                  361               2,001
Investor relations expense                                                                                 1,823               7,334
Other expenses                                                                                             1,158               5,934
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                     114,844             414,701
  Custodian fee credit                                                                                    (3,605)            (4,778)
  Expense reimbursement                                                                                  (35,988)                 --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                              75,251             409,923
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    472,617           2,229,305
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                                    (25,524)            181,966
Change in net unrealized appreciation (depreciation) of investments                                     (435,935)          2,388,233
Net gain (loss) from investments                                                                        (461,459)          2,570,199
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                  $  11,158          $4,799,504
====================================================================================================================================

*    For the period January 31, 2001 (commencement of operations) through May
     31, 2001.


                 See accompanying notes to financial statements.


Statement of Changes in Net Assets
                                                                                       CONNECTICUT
                                                             CONNECTICUT                DIVIDEND
                                                         PREMIUM INCOME (NTC)        ADVANTAGE (NFC)    GEORGIA PREMIUM INCOME (NPG)
                                                    -----------------------------   ---------------     ----------------------------
                                                                                           FOR THE
                                                                                    PERIOD 1/26/01
                                                                                     (COMMENCEMENT
                                                     YEAR ENDED        YEAR ENDED    OF OPERATIONS)       YEAR ENDED      YEAR ENDED
                                                        5/31/01           5/31/00   THROUGH 5/31/01          5/31/01         5/31/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $ 5,383,842       $ 5,505,528        $  537,367      $ 3,987,219     $ 3,851,574
Net realized gain (loss) from investment
   transactions                                             576          (176,786)          (57,242)       1,111,221       (106,618)
Change in net unrealized appreciation
   (depreciation) of investments                      6,892,339        (7,898,353)         (548,693)       3,931,839     (6,042,044)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                   12,276,757        (2,569,611)          (68,568)       9,030,279     (2,297,088)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                               (4,316,867)       (4,258,822)         (533,518)      (2,989,672)    (3,011,682)
   Preferred shareholders                            (1,264,121)       (1,140,890)         (122,470)        (981,605)      (870,722)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                   (5,580,988)       (5,399,712)         (655,988)      (3,971,277)    (3,882,404)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                          --                --        36,216,383               --              --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                                   366,668           383,940             1,776          117,835         148,714
Preferred shares:
   Net proceeds from sale of shares                          --                --        19,160,625               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
  share transactions                                    366,668           383,940        55,378,784          117,835         148,714
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                 7,062,437        (7,585,383)       54,654,228        5,176,837     (6,030,778)
Net assets at the beginning of period               105,879,396       113,464,779           100,275       75,790,887      81,821,665
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                    $112,941,833      $105,879,396       $54,754,503      $80,967,724     $75,790,887
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                   $    231,595      $    428,741       $  (118,621)     $   169,607     $   153,665
====================================================================================================================================

                 See accompanying notes to financial statements.


Statement of Changes in Net Assets (continued)

                                                                                     MASSACHUSETTS
                                                         MASSACHUSETTS PREMIUM          DIVIDEND               MISSOURI PREMIUM
                                                             INCOME (NMT)            ADVANTAGE (NMB)             INCOME (NOM)
                                                    -----------------------------   ---------------       --------------------------
                                                                                           FOR THE
                                                                                    PERIOD 1/31/01
                                                                                     (COMMENCEMENT
                                                     YEAR ENDED        YEAR ENDED    OF OPERATIONS)       YEAR ENDED      YEAR ENDED
                                                        5/31/01           5/31/00   THROUGH 5/31/01          5/31/01         5/31/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                              $ 4,893,855       $ 4,890,353        $  472,617      $ 2,229,305     $ 2,140,228
 Net realized gain (loss) from investment
   transactions                                          22,543          (952,042)          (25,524)         181,966       (203,419)
 Change in net unrealized appreciation
   (depreciation) of investments                      5,076,539        (6,202,081)         (435,935)       2,388,233     (2,806,168)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                    9,992,937        (2,263,770)           11,158        4,799,504       (869,359)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                               (3,804,794)       (3,932,098)         (425,298)      (1,616,505)    (1,673,291)
   Preferred shareholders                            (1,136,585)         (994,318)         (102,546)        (555,464)      (570,470)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                   (4,941,379)       (4,926,416)         (527,844)      (2,171,969)    (2,243,761)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                          --                --        27,660,825               --              --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                                   203,930           225,388                15          180,182         211,128
Preferred shares:
   Net proceeds from sale of shares                          --                --        14,706,750               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
  share transactions                                    203,930           225,388        42,367,590          180,182         211,128
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                 5,255,488        (6,964,798)       41,850,904        2,807,717     (2,901,992)
Net assets at the beginning of period                95,323,277       102,288,075           100,275       43,700,613      46,602,605
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                    $100,578,765      $ 95,323,277       $41,951,179      $46,508,330     $43,700,613
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                     $   30,016         $  77,540         $ (55,227)       $  88,313      $   30,977
====================================================================================================================================

                 See accompanying notes to financial statements.

Notes to Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund
(NMB) and Nuveen Missouri Premium Income Municipal Fund (NOM). Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange while Connecticut Dividend Advantage (NFC), Georgia Premium Income (NPG), Massachusetts Dividend Advantage (NMB) and Missouri Premium Income (NOM) are traded on the American Stock Exchange. Prior to the commencement of operations of Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company and the recording of the organizational expenses ($15,000) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2001, Connecticut Premium Income (NTC), Connecticut Dividend Advantage (NFC) and Georgia Premium Income (NPG) had outstanding when-issued and/or delayed delivery purchase commitments of $1,472,162, $5,007,365 and $3,463,577, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2001, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding for each Fund is as follows:



                               CONNECTICUT  CONNECTICUT    GEORGIA   MASSACHUSETTS   MASSACHUSETTS     MISSOURI
                                   PREMIUM     DIVIDEND    PREMIUM         PREMIUM        DIVIDEND      PREMIUM
                                    INCOME    ADVANTAGE     INCOME          INCOME       ADVANTAGE       INCOME
                                     (NTC)        (NFC)      (NPG)           (NMT)           (NMB)        (NOM)
----------------------------------------------------------------------------------------------------------------
Number of Shares:
   Series T                             --          780         --             --             600           --
   Series Th                         1,532           --      1,112          1,360              --          640
================================================================================================================



Effective March 16, 2001, Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) issued 780 and 600, respectively, Series T $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB). Connecticut Dividend Advantage's
(NFC) and Massachusetts Dividend Advantage's (NMB) share of offering costs ($76,005 and $58,050, respectively) were recorded as a reduction of the proceeds from the sale of common shares.

Costs incurred by Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) in connection with their offering of Preferred shares ($339,375 and $293,250, respectively) were recorded as a reduction of the proceeds from the sale of the Preferred shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:


                                                                      CONNECTICUT
                                                                       DIVIDEND
                                                   CONNECTICUT         ADVANTAGE               GEORGIA
                                              PREMIUM INCOME (NTC)        (NFC)          PREMIUM INCOME (NPG)
                                              ---------------------  ----------------   ----------------------
                                                                            FOR THE
                                                                      PERIOD 1/26/01
                                                                       (COMMENCEMENT
                                              YEAR ENDED YEAR ENDED    OF OPERATIONS)   YEAR ENDED   YEAR ENDED
                                                 5/31/01    5/31/00  THROUGH 5/31/01       5/31/01      5/31/00
-----------------------------------------------------------------------------------------------------------------
Common shares
   Shares sold                                       --         --       2,533,500            --           --
   Shares issued to shareholders
     due to reinvestment of
     distributions                               24,620     25,420             120         8,153       10,347
-----------------------------------------------------------------------------------------------------------------
                                                 24,620     25,420       2,533,620         8,153       10,347
=================================================================================================================
Preferred shares sold                                --         --             780            --           --
=================================================================================================================


                                                                     MASSACHUSETTS
                                                                       DIVIDEND
                                                  MASSACHUSETTS        ADVANTAGE               MISSOURI
                                              PREMIUM INCOME (NMT)       (NMB)           PREMIUM INCOME (NOM)
                                              ---------------------  ---------------    -------------------------
                                                                          FOR THE
                                                                      PERIOD 1/31/01
                                                                       (COMMENCEMENT
                                              YEAR ENDED YEAR ENDED    OF OPERATIONS)   YEAR ENDED   YEAR ENDED
                                                 5/31/01    5/31/00  THROUGH 5/31/01       5/31/01      5/31/00
-----------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                       --         --       1,935,000            --           --
   Shares issued to shareholders
     due to reinvestment of
     distributions                               13,928     15,214               1        13,147       15,542
-----------------------------------------------------------------------------------------------------------------
                                                 13,928     15,214       1,935,001        13,147       15,542
=================================================================================================================
Preferred shares sold                                --         --             600            --           --
=================================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 2, 2001, to shareholders of record on June 15, 2001, as follows:



                               CONNECTICUT   CONNECTICUT   GEORGIA  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                   PREMIUM    DIVIDEND     PREMIUM        PREMIUM       DIVIDEND      PREMIUM
                                    INCOME    ADVANTAGE     INCOME         INCOME      ADVANTAGE       INCOME
                                     (NTC)        (NFC)      (NPG)          (NMT)          (NMB)        (NOM)
-----------------------------------------------------------------------------------------------------------------
Dividend per share                  $.0680       $.0700     $.0665         $.0680         $.0730       $.0655
=================================================================================================================

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2001, were as follows:



                                        CONNECTICUT  CONNECTICUT      GEORGIA  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                            PREMIUM     DIVIDEND      PREMIUM        PREMIUM       DIVIDEND      PREMIUM
                                             INCOME    ADVANTAGE       INCOME         INCOME      ADVANTAGE       INCOME
                                              (NTC)        (NFC)         (NPG)          (NMT)          (NMB)**      (NOM)
------------------------------------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities        $11,557,907  $65,953,629  $16,620,444    $13,434,699    $46,001,384  $13,818,432
  Short-term municipal securities                --    7,700,000           --      2,000,000     15,075,000    2,100,000
Sales and maturities:
  Long-term municipal securities          9,184,076    4,369,824   11,811,244     15,350,363      1,969,088   13,993,122
  Short-term municipal securities                --    7,700,000           --      2,000,000     15,075,000    2,100,000
========================================================================================================================

*    For the period January 26, 2001 (commencement of operations) through May
     31, 2001.

**   For the period January 31, 2001 (commencement of operations) through May
     31, 2001.


At May 31, 2001, the cost of investments owned for federal income tax purposes were as follows:


                                        CONNECTICUT  CONNECTICUT      GEORGIA  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                            PREMIUM     DIVIDEND      PREMIUM        PREMIUM       DIVIDEND      PREMIUM
                                             INCOME    ADVANTAGE       INCOME         INCOME      ADVANTAGE       INCOME
                                              (NTC)        (NFC)         (NPG)          (NMT)          (NMB)        (NOM)
------------------------------------------------------------------------------------------------------------------------
                                       $109,136,846  $61,514,945  $82,965,030    $94,953,238    $43,997,117  $43,703,153
========================================================================================================================


At May 31, 2001, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:



                           CONNECTICUT  CONNECTICUT      GEORGIA  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                               PREMIUM     DIVIDEND      PREMIUM        PREMIUM       DIVIDEND      PREMIUM
                                INCOME    ADVANTAGE       INCOME         INCOME      ADVANTAGE       INCOME
                                 (NTC)        (NFC)         (NPG)          (NMT)          (NMB)        (NOM)
-----------------------------------------------------------------------------------------------------------
Expiration year:
   2003                    $  715,734     $     --    $       --     $  552,942        $    --   $  768,346
   2004                     1,105,901           --     1,837,441        945,779             --      708,417
   2005                       847,914           --       340,685        195,761             --           --
   2006                            --           --            --             --             --           --
   2007                            --           --            --             --             --           --
   2008                         7,281           --       129,908        210,989             --       57,432
   2009                       168,464       57,242            --        718,509         25,524           --
-----------------------------------------------------------------------------------------------------------
Total                      $2,845,294      $57,242    $2,308,034     $2,623,980        $25,524   $1,534,195
===========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2001, were as follows:

                              CONNECTICUT   CONNECTICUT    GEORGIA  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                  PREMIUM      DIVIDEND    PREMIUM        PREMIUM       DIVIDEND      PREMIUM
                                   INCOME     ADVANTAGE     INCOME         INCOME      ADVANTAGE       INCOME
                                     (NTC)         (NFC)      (NPG)          (NMT)          (NMB)        (NOM)
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                 $4,785,301    $ 113,016  $3,745,079    $4,801,671      $ 102,350   $2,185,763
   depreciation                  (366,654)    (661,709)   (425,028)      (348,510)      (538,285)    (236,608)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)               $4,418,647   $(548,693)  $3,320,051    $4,453,161      $(435,935)  $1,949,155
=============================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Funds' (excluding Connecticut Dividend Advantage (NFC)and Massachusetts Dividend Advantage (NMB)) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:


AVERAGE DAILY NET ASSETS                         MANAGEMENT FEE
---------------------------------------------------------------
For the first $125 million                          .6500 of 1%
For the next $125 million                           .6375 of 1
For the next $250 million                           .6250 of 1
For the next $500 million                           .6125 of 1
For the next $1 billion                             .6000 of 1
For the next $3 billion                             .5875 of 1
For net assets over $5 billion                      .5750 of 1
===============================================================

Under Connecticut Dividend Advantage's (NFC) and Massachusetts Dividend Advantage's (NMB) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:


AVERAGE DAILY NET ASSETS                         MANAGEMENT FEE
---------------------------------------------------------------
For the first $125 million                          .6500 of 1%
For the next $125 million                           .6375 of 1
For the next $250 million                           .6250 of 1
For the next $500 million                           .6125 of 1
For the next $1 billion                             .6000 of 1
For net assets over $2 billion                      .5750 of 1
===============================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) in an amount equal to .30% of the average daily net assets for the period from each Fund's commencement of operations through January 31, 2006,
 .25% of the average daily net assets for the year ended January 31, 2007, .20% of the average daily net assets for the year ended January 31, 2008, .15% of the average daily net assets for the year ended January 31, 2009, .10% of the average daily net assets for the year ended January 31, 2010, and .05% of the average daily net assets for the year ended January 31, 2011. The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of its fees and expenses beyond January 31, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS

At May 31, 2001, net assets consisted of:



                             CONNECTICUT  CONNECTICUT      GEORGIA  MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                                 PREMIUM     DIVIDEND      PREMIUM        PREMIUM       DIVIDEND       PREMIUM
                                  INCOME    ADVANTAGE       INCOME         INCOME      ADVANTAGE        INCOME
                                    (NTC)        (NFC)        (NPG)          (NMT)          (NMB)         (NOM)
--------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value      $38,300,000  $19,500,000  $27,800,000    $34,000,000    $15,000,000   $16,000,000
Common shares, $.01
  par value per share             52,556       25,406       37,580         46,689         19,420        21,831
Paid-in surplus               72,784,329   35,953,653   51,948,520     64,672,879     27,448,445    29,983,226
Undistributed
  (Over-distribution of)
   net investment income         231,595     (118,621)     169,607         30,016        (55,227)       88,313
Accumulated net realized
   gain (loss) from
   investment transactions    (2,845,294)     (57,242)  (2,308,034)    (2,623,980)       (25,524)   (1,534,195)
Net unrealized appreciation
   (depreciation)
   of investments              4,418,647     (548,693)   3,320,051      4,453,161       (435,935)    1,949,155
--------------------------------------------------------------------------------------------------------------
Net assets                  $112,941,833  $54,754,503  $80,967,724   $100,578,765    $41,951,179   $46,508,330
==============================================================================================================
Authorized shares:
   Common                      Unlimited    Unlimited    Unlimited      Unlimited      Unlimited     Unlimited
   Preferred                   Unlimited    Unlimited    Unlimited      Unlimited      Unlimited     Unlimited
==============================================================================================================


                  INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
              ----------------------------- ----------------------------------------------------------
                                                                                                           OFFERING
                                 NET                 NET           NET                                    COSTS AND
                           REALIZED/          INVESTMENT    INVESTMENT      CAPITAL       CAPITAL         PREFERRED
    BEGINNING        NET  UNREALIZED              INCOME        INCOME        GAINS         GAINS             SHARE
    NET ASSET INVESTMENT  INVESTMENT           TO COMMON  TO PREFERRED    TO COMMON  TO PREFERRED      UNDERWRITING
        VALUE     INCOME GAIN (LOSS)  TOTAL SHAREHOLDERS SHAREHOLDERS+ SHAREHOLDERS SHAREHOLDERS+ TOTAL   DISCOUNTS
-------------------------------------------------------------------------------------------------------------------

Connecticut Premium Income (NTC)
Year Ended 5/31:
2001   $12.92      $1.02      $ 1.32  $2.34       $(.82)       $(.24)          $--       $--     $(1.06)    $--
2000    14.44       1.06       (1.54)  (.48)       (.82)        (.22)           --        --      (1.04)     --
1999    14.49       1.00        (.05)   .95        (.80)        (.20)           --        --      (1.00)     --
1998    13.63       1.00         .89   1.89        (.80)        (.23)           --        --      (1.03)     --
1997    12.99       1.00         .60   1.60        (.76)        (.20)           --        --       (.96)     --


Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2001(a) 14.33        .21        (.23)  (.02)       (.21)        (.05)           --        --       (.26)   (.17)

Georgia Premium Income (NPG)
Year Ended 5/31:
2001    12.80       1.06        1.35   2.41        (.80)        (.26)           --        --      (1.06)     --
2000    14.45       1.03       (1.65)  (.62)       (.80)        (.23)           --        --      (1.03)     --
1999    14.58       1.01        (.13)   .88        (.80)        (.21)           --        --      (1.01)     --
1998    13.70       1.01         .90   1.91        (.79)        (.24)           --        --      (1.03)     --
1997    13.00       1.01         .69   1.70        (.77)        (.23)           --        --      (1.00)     --

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2001    13.17       1.05        1.10   2.15        (.82)        (.24)           --        --      (1.06)     --
2000    14.72       1.05       (1.54)  (.49)       (.85)        (.21)           --        --      (1.06)     --
1999    14.91       1.02        (.16)   .86        (.85)        (.20)           --        --      (1.05)     --
1998    14.11       1.06         .83   1.89        (.85)        (.24)           --        --      (1.09)     --
1997    13.58       1.06         .53   1.59        (.84)        (.22)           --        --      (1.06)     --

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2001(b) 14.33        .24        (.24)    --        (.22)        (.05)           --        --       (.27)   (.18)

Missouri Premium Income (NOM)
Year Ended 5/31:
2001    12.77       1.02        1.18   2.20        (.74)        (.26)           --        --      (1.00)     --
2000    14.20        .99       (1.39)  (.40)       (.77)        (.26)           --        --      (1.03)     --
1999    14.44        .97        (.22)   .75        (.77)        (.22)           --        --       (.99)     --
1998    13.68        .99         .78   1.77        (.76)        (.25)           --        --      (1.01)     --
1997    13.11       1.00         .55   1.55        (.73)        (.25)           --        --       (.98)     --




                                          TOTAL RETURNS
                                        ----------------
                                                  BASED
          ENDING                          BASED      ON
             NET   ENDING                    ON     NET
           ASSET   MARKET                MARKET   ASSET
           VALUE    VALUE                VALUE**  VALUE**
        -----------------               ----------------
Connecticut Premium Income (NTC)
Year Ended 5/31:
2001    $14.20   $16.1000                25.91%   16.57%
2000     12.92    13.5000               (14.85)   (4.87)
1999     14.44    16.7500                13.50     5.22
1998     14.49    15.5000                15.61    12.39
1997     13.63    14.1250                 9.58    11.01


Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2001(a)  13.88    15.3400                 3.71    (1.67)

Georgia Premium Income (NPG)
Year Ended 5/31:
2001     14.15    15.3500                30.41    16.98
2000     12.80    12.4375               (18.84)   (5.87)
1999     14.45    16.2500                13.42     4.64
1998     14.58    15.0625                14.56    12.43
1997     13.70    13.8750                19.95    11.53

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2001     14.26    15.3300                15.71    14.72
2000     13.17    14.0000                (7.66)   (4.79)
1999     14.72    16.0625                 2.48     4.47
1998     14.91    16.5000                18.08    11.91
1997     14.11    14.7500                13.76    10.28

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2001(b)  13.88    14.8000                  .13    (1.61)

Missouri Premium Income (NOM)
Year Ended 5/31:
2001     13.97    14.2500                17.41    15.48
2000     12.77    12.8125                (4.35)   (4.63)
1999     14.20    14.1875                 5.24     3.64
1998     14.44    14.1875                14.53    11.31
1997     13.68    13.0625                10.53    10.09



                                                                  RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------------------------------------------------------------------------------
                                           BEFORE CREDIT                                          AFTER CREDIT**
                        ------------------------------------------------- ----------------------------------------------------------
                                    RATIO OF NET             RATIO OF NET            RATIO OF NET            RATIO OF NET
                            RATIO OF  INVESTMENT     RATIO OF  INVESTMENT   RATIO OF   INVESTMENT    RATIO OF  INVESTMENT
                            EXPENSES   INCOME TO     EXPENSES   INCOME TO   EXPENSES    INCOME TO    EXPENSES   INCOME TO
                          TO AVERAGE     AVERAGE   TO AVERAGE     AVERAGE TO AVERAGE      AVERAGE  TO AVERAGE     AVERAGE
                   ENDING NET ASSETS  NET ASSETS        TOTAL       TOTAL NET ASSETS   NET ASSETS       TOTAL       TOTAL
                      NET APPLICABLE  APPLICABLE   NET ASSETS  NET ASSETS APPLICABLE   APPLICABLE  NET ASSETS  NET ASSETS PORTFOLIO
                   ASSETS  TO COMMON   TO COMMON    INCLUDING   INCLUDING  TO COMMON    TO COMMON   INCLUDING   INCLUDING  TURNOVER
                    (000)   SHARES++    SHARES++  PREFERRED++ PREFERRED++   SHARES++     SHARES++ PREFERRED++ PREFERRED++      RATE
------------------------------------------------------------------------------------------------------------------------------------

Connecticut Premium Income (NTC)
Year Ended 5/31:
2001             $112,942      1.33%       7.36%         .87%       4.83%       1.31%       7.39%        .86%       4.84%        8%
2000              105,879      1.36        7.87          .88        5.08        1.32        7.91         .85        5.10        19
1999              113,465      1.32        6.83          .88        4.54        1.30        6.84         .87        4.55         7
1998              113,384      1.33        7.02          .88        4.61        1.33        7.02         .88        4.61        13
1997              108,524      1.38        7.46          .89        4.79        1.38        7.46         .89        4.79        18

Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2000(a)            54,755      1.22*      4.10*          .91*       3.07*        .80*       4.52*        .60*       3.38*       29

Georgia Premium Income (NPG)
Year Ended 5/31:
2001               80,968      1.41       7.67           .92        4.99        1.40        7.68         .91        5.00        15
2000               75,791      1.43       7.73           .91        4.95        1.40        7.76         .90        4.97        17
1999               81,822      1.34       6.87           .89        4.57        1.33        6.88         .89        4.57        14
1998               82,152      1.33       7.10           .87        4.66        1.33        7.10         .87        4.66        17
1997               78,697      1.40       7.52           .90        4.83        1.40        7.52         .90        4.83        30

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2001              100,579      1.37       7.46           .90        4.91        1.35        7.48         .89        4.92        14
2000               95,323      1.32       7.71           .86        5.02        1.31        7.73         .85        5.03        11
1999              102,288      1.30       6.87           .88        4.61        1.30        6.88         .87        4.62        11
1998              102,936      1.31       7.22           .88        4.81        1.31        7.22         .88        4.81        17
1997               99,006      1.34       7.63           .88        4.99        1.34        7.63         .88        4.99        22

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2000(b)            41,951      1.28*      4.84*          .95*       3.57*        .84*       5.28*        .62*       3.90*       18

Missouri Premium Income (NOM)
Year Ended 5/31:
2001               46,508      1.39       7.48           .91        4.86        1.38        7.50         .90        4.87        31
2000               43,701      1.48       7.49           .95        4.80        1.47        7.51         .94        4.81        23
1999               46,603      1.44       6.72           .95        4.44        1.43        6.72         .95        4.44        10
1998               46,935      1.47       7.03           .97        4.60        1.47        7.03         .97        4.60        25
1997               45,224      1.54       7.38           .99        4.74        1.54        7.38         .99        4.74        36





MUNICIPAL AUCTION RATE CUMULATIVE
PREFERRED STOCK AT END OF PERIOD
------------------------------------------------
      AGGREGATE   LIQUIDATION
         AMOUNT    AND MARKET           ASSET
    OUTSTANDING         VALUE        COVERAGE
          (000)     PER SHARE       PER SHARE
------------------------------------------------
Connecticut Premium Income (NTC)
Year Ended 5/31:
2001    $38,300        $25,000       $73,722
2000     38,300         25,000        69,112
1999     38,300         25,000        74,063
1998     38,300         25,000        74,010
1997     38,300         25,000        70,838

Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2001(a)  19,500         25,000        70,198

Georgia Premium Income (NPG)
Year Ended 5/31:
2001     27,800         25,000        72,813
2000     27,800         25,000        68,157
1999     27,800         25,000        73,581
1998     27,800         25,000        73,878
1997     27,800         25,000        70,771

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2001     34,000         25,000        73,955
2000     34,000         25,000        70,091
1999     34,000         25,000        75,212
1998     34,000         25,000        75,688
1997     34,000         25,000        72,799

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2001(b)  15,000         25,000        69,919

Missouri Premium Income (NOM)
Year Ended 5/31:
2001     16,000         25,000        72,669
2000     16,000         25,000        68,282
1999     16,000         25,000        72,817
1998     16,000         25,000        73,336
1997     16,000         25,000        70,663

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

*** After custodian fee credit and expense reimbursement, where applicable. + The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the period January 26, 2001 (commencement of operations) through May 31, 2001.

(b) For the period January 31, 2001 (commencement of operations) through May 31, 2001.

Build Your Wealth Automatically


Sidebar text:
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Exchange-Traded Funds Dividend Reinvestment Plan

Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distrib utions that are reinvested.

It is important to note that an automatic reinvest ment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
J.P. Morgan Chase &Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended May 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

photo of: John Nuveen, Sr.
John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Invest well
Look ahead.
LEAVE YOUR MARK.SM



Logo: NUVEEN Investments


Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                    FAN-3-5-01